UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21829

BBH TRUST

On behalf of the following series:

BBH Limited Duration Fund

BBH Core Select

BBH Global Core Select

BBH International Equity Fund

BBH Intermediate Municipal Bond Fund

(Exact name of registrant as specified in charter)

140 Broadway, New York, NY 10005

(Address of principal executive offices) (Zip Code)

Corporation Services Company

2711 Centerville Road, Suite 400, Wilmington, DE 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 575-1265

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Item 1. Report to Stockholders.

Annual Report

OCTOBER 31, 2014

BBH Limited Duration Fund

BBH LIMITED DURATION FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2014

Since our letter of October 31, 2013, the BBH Limited Duration Fund Class I (the “Fund”) has returned 1.52% (1.32% for our Class N Shareholders), net of fees. Strong credit returns and good security selection account for over 1.4% of returns, as the Fund has a very low sensitivity to interest rate movements (6 months duration). For comparison, the Barclays Capital U.S. 1-3 Year Treasury Bond Index1 at 0.69%, with nearly two years of duration exposure, returned only 0.71% over the same period. Nonetheless, in an environment of low Treasury Bill yields and diminishing returns to credit, it remains a challenge to overcome even the low inflation we are currently experiencing in the US (roughly 1.7% for the year). The yield on the portfolio at year end, despite being 76% invested in credit instruments, was 1.6% gross of fees. At today’s rates and spreads, it is difficult to increase that yield without adding to credit or liquidity risk materially. Our view is that we should take less risk if we are getting less compensation.

Our process can be summarized as follows: buy durable credits when they are available at attractive yields. In the Fund, we also manage the interest rate exposure to limit potential negative returns from a return to higher interest rates. In contrast to 2013, longer Treasuries rallied dramatically in the spring and summer of 2014. Because of its interest rate hedges, the Fund did not benefit from this decline in Treasury yields. Note, however, that in the shorter part of the curve, rates actually rose and steepened, reflecting the expectation that short rates may, at long last, rise into 2015.

We like to remind shareholders that the Fund is 3-4 times more sensitive to credit spreads than interest rates. Credit spreads (the yield difference between a credit instrument and a similar-duration Treasury, “OAS” in the accompanying exhibit) narrowed for the first three quarters of the year, following the pattern set in 2013. Over the summer, however, markets began to reflect concerns about slowing growth in Europe and emerging markets. This fueled not only the rally in long Treasuries, but also a rapid widening in credit spreads. Most types of credit underperformed Treasuries in the fourth quarter, as shown below. The Fund, even net of fees, produced returns for the year that were similar to the index basket of A-rated bonds, but with much lower downside in the difficult final quarter of the year.

[1]	The Barclays Capital U.S. 1-3 Year Treasury Bond Index (“BCTSY”) measures the performance of U.S. Treasury securities that have a remaining maturity of at least one year and less than three years. The BCTSY is a short term index. Investments cannot be made in an index.
2

BBH LIMITED DURATION FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2014

[1]	Ratings are provided by Standard and Poor’s (www.standardandpoors.com) and Moody’s (www.moodys.com) which are independent third parties. When ratings for S&P and Moody’s are not available, we will substitute other nationally recognized statistical ratings organizations. In order to be more conservative, when ratings differ, the lower rating is used. Quality ratings reflect the credit quality of the underlying issues in the fund portfolio and not of the fund itself. Information obtained from third parties is believed to be reliable, but cannot be guaranteed. Issuers with credit ratings of AA or better are considered to be of high credit quality, with little risk of issuer failure. Issuers with credit ratings of BBB or better are considered to be of good credit quality, with adequate capacity to meet financial commitments. Issuers with credit ratings below BBB are considered speculative in nature and are vulnerable to the possibility of issuer failure or business interruption. Standard and Poor’s and Moody’s do not provide ratings for the individual securities issued by the U.S. Treasury and government agencies. Thus, no rating is shown. The Not Rated category applies to Non-Government related securities that could be rated but have no rating.

FINANCIAL STATEMENTS OCTOBER 31, 2014	3

BBH LIMITED DURATION FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2014

Because it has become more difficult to find value in credit today than in early 2013, the Fund has increased its liquidity over last year. On October 31, 2014, the Fund held about 24% in Treasuries, agencies and cash equivalents (“Reserves” in our parlance), and another approximately 25% of the Fund was in credit instruments of less than six months duration, providing a natural source of liquidity. This is a significant increase over last year’s levels of approximately 21% and 15%. Higher liquidity reduces the running yield of the Fund. Given the lower compensation on offer, we believe it is reasonable to keep some dry powder for future opportunities.

The Fund’s sector exposure is not very different from a year ago. Asset Backed Securities (“ABS”) are slightly lower in favor of Commercial Mortgage Backed Securities (“CMBS”). We hold some additional corporate exposure in the BBB/BB area, the last part of the corporate universe where we can find the occasional undervalued bond. Generally, we see very little value in high yield bonds. However, we have added a few BB-rated loans, which provide a high floating yield (generally 3.5-4.25%) and seniority to bonds in the issuer’s capital structure. Loans can be repaid any time, so they have far less appreciation potential than bonds. On the other hand, they have outperformed in down markets due to their structural protection and higher recovery rates. The Fund’s overall exposure to below investment grade credits remains in the mid single-digit percentages.

Energy and commodities are of particular concern right now, with oil prices falling from over $100/barrel in June to about $60 as we prepare this report in early December. Credit spreads on energy companies have approximately doubled over the same period (to 2% for investment grade and 9% for non-investment grade). The Fund holds approximately $236 million, or 4.5%, in energy and energy-related credits, 1.9% in electricity generation ($97 million) and no other basic materials exposures. While markets have swiftly repriced energy-related stocks and bonds, the real harm to companies in this sector will come only if oil prices stay low for an extended period. Our direct exposure to oil exploration is primarily in, or related to, three national oil companies – Korea National Oil Corp., Petrobras (Brazil) and Petroleos Mexicanos (“Pemex”, Mexico). These companies are tightly connected to their respective sovereign governments and, in the case of Petrobras and Pemex, continued oil exploration is critical to national supply, government finances and U.S. Dollar reserves. This implicit sovereign support should mitigate risk to creditors even if oil prices remain low for a long time. Other energy-related exposure is to pipelines and electric generation. These industries are less sensitive to commodity prices than exploration or oil-field services, and should continue to generate significant cash flow from long-term contracts even when commodity prices are low. We expect the sector to be a source of additional volatility for some time. While we are on the lookout for opportunities in this sell-off, we seek to hold only credits that should withstand the stress of persistently low oil prices.

Investors in longer bonds benefited unexpectedly from 2014’s rally, but we still maintain short durations in the Fund. Yields have much more room to rise than fall, and investors are not well-compensated to take that risk with today’s low yields. We still find attractive credit spreads in ABS and longer corporate instruments and seek to lock those spreads in while reducing the interest rate risk through our hedges. We invest only where we find long-term value, rather than projected price movements, looking for durable credits when they are available at attractive yields.

We are honored with your confidence and the privilege of preserving and enhancing your capital.

4

BBH LIMITED DURATION FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2014

Growth of $10,000 Invested in BBH Limited Duration

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund over the ten years ended October 31, 2014 as compared to the BCTSY.

The annualized gross expense ratios as in the February 28, 2014 prospectus for Class N and Class I shares were 0.49% and 0.29%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Barclays Capital U.S. 1-3 Year Treasury Bond Index (“BCTSY”) has been adjusted to reflect reinvestment of dividends on securities in the index. The BCTSY is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in the index.
FINANCIAL STATEMENTS OCTOBER 31, 2014	5

BBH LIMITED DURATION FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of
BBH Limited Duration Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Limited Duration Fund (a series of BBH Trust) (the “Fund”) as of October 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, agent banks and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Limited Duration Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2014

6

BBH LIMITED DURATION FUND
PORTFOLIO ALLOCATION
October 31, 2014

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Asset Backed Securities	$1,618,291,083	31.3%
Commercial Mortgage Backed Securities	467,981,645	9.1
Corporate Bonds	1,519,952,804	29.4
Loan Participations and Assignments	140,451,646	2.7
Municipal Bonds	121,051,627	2.3
U.S. Government Agency Obligations	290,175,229	5.6
U.S. Inflation Linked Debt	308,082,149	6.0
U.S. Treasury Notes	50,023,450	1.0
Certificates of Deposit	503,450,897	9.7
Commercial Paper	34,999,932	0.7
U.S. Treasury Bills	68,998,564	1.3
Cash and Other Assets in Excess of Liabilities	48,996,986	0.9
NET ASSETS	$5,172,456,012	100.0%

All data as of October 31, 2014. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	7

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (31.3%)
$13,577,696	Aircraft Lease Securitisation,
	Ltd. 2007-1A1,2	05/10/32	0.416%	$13,323,114
35,000,000	Ally Master Owner Trust 2010-2[2]	04/15/17	4.250	35,470,015
12,690,000	Ally Master Owner Trust 2012-5	09/15/19	1.540	12,688,363
20,163,453	Alterna Funding I LLC 2014-1A2	02/15/21	1.639	20,188,657
7,347,000	AmeriCredit Automobile Receivables
	Trust 2012-2	10/10/17	2.640	7,452,503
12,290,000	AmeriCredit Automobile Receivables
	Trust 2012-3	05/08/18	2.420	12,501,351
11,300,000	AmeriCredit Automobile Receivables
	Trust 2013-3	06/10/19	2.380	11,445,578
2,166,495	ARI Fleet Lease Trust 2012-A1,2	03/15/20	0.703	2,167,039
3,708,918	Ascentium Equipment Receivables
	LLC 2012-1A2	09/15/19	1.830	3,707,913
20,060,000	Ascentium Equipment Receivables
	LLC 2014-1A2	01/10/17	1.040	20,071,815
3,000,000	Avis Budget Rental Car Funding AESOP
	LLC 2010-3A2	05/20/16	4.640	3,041,994
25,300,000	Avis Budget Rental Car Funding AESOP
	LLC 2010-5A2	03/20/17	3.150	25,985,858
12,440,313	AXIS Equipment Finance Receivables II
	LLC 2013-1A2	03/20/17	1.750	12,441,632
28,474,425	BCC Funding VIII LLC 2014-1A2	06/20/20	1.794	28,428,865
15,175,000	Cabela’s Master Credit Card
	Trust 2010-2A1,2	09/17/18	0.853	15,232,331
16,610,000	Cabela’s Master Credit Card
	Trust 2012-1A1,2	02/18/20	0.683	16,731,054
4,300,000	Capital Auto Receivables Asset
	Trust 2013-1	10/22/18	1.740	4,310,483
8,030,000	Capital Auto Receivables Asset
	Trust 2013-2	10/22/18	1.960	8,126,288
2,820,000	Capital Auto Receivables Asset
	Trust 2013-2	04/22/19	2.660	2,886,442

The accompanying notes are an integral part of these financial statements.

8

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$13,260,000	Capital Auto Receivables Asset
	Trust 2013-3	10/22/18	2.790%	$13,518,318
38,740,000	Carlyle Global Market Strategies
	Commodities Funding, Ltd. 2014-1A1,2	10/15/21	2.131	38,740,000
8,650,920	CCG Receivables Trust 2013-1[2]	08/14/20	1.050	8,667,842
19,720,000	CCG Receivables Trust 2014-1[2]	11/15/21	1.060	19,711,816
11,772,610	Chesapeake Funding LLC 2011-2A1,2	04/07/24	1.403	11,856,019
9,259,292	Chesapeake Funding LLC 2012-1A1,2	11/07/23	0.903	9,288,023
10,040,730	Chesapeake Funding LLC 2012-2A1,2	05/07/24	0.603	10,056,143
48,080,000	Citibank Credit Card Issuance
	Trust 2014-A8	04/09/20	1.730	48,259,867
1,662,228	Credit Acceptance Auto Loan
	Trust 2012-1A2	09/16/19	2.200	1,667,552
3,000,000	Credit Acceptance Auto Loan
	Trust 2012-1A2	03/16/20	3.120	3,022,488
7,890,918	Credit Acceptance Auto Loan
	Trust 2012-2A2	03/16/20	1.520	7,909,217
11,950,000	Credit Acceptance Auto Loan
	Trust 2013-1A2	10/15/20	1.210	11,950,944
11,790,000	Credit Acceptance Auto Loan
	Trust 2013-2A2	04/15/21	1.500	11,827,186
7,530,000	Credit Acceptance Auto Loan
	Trust 2013-2A2	10/15/21	2.260	7,587,439
10,040,000	Credit Acceptance Auto Loan
	Trust 2014-1A2	10/15/21	1.550	10,047,721
11,160,000	Credit Acceptance Auto Loan
	Trust 2014-1A2	04/15/22	2.290	11,196,527
2,720,000	Credit Acceptance Auto Loan
	Trust 2014-2A2	09/15/22	2.670	2,720,607
5,973,934	Direct Capital Funding V LLC 2013-1[2]	12/20/17	1.673	5,977,519
18,685,506	Direct Capital Funding V LLC 2013-2[2]	08/20/18	1.730	18,745,766
23,390,625	Emerald Aviation Finance, Ltd. 2013-1[2]	10/15/38	4.650	23,624,531
1,746,758	Enterprise Fleet Financing LLC 2012-1[2]	11/20/17	1.140	1,748,309

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	9

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$2,863,105	Enterprise Fleet Financing LLC 2012-2[2]	04/20/18	0.720%	$2,864,559
1,949,884	Exeter Automobile Receivables
	Trust 2012-2A2	06/15/17	1.300	1,952,535
6,357,445	Exeter Automobile Receivables
	Trust 2013-1A2	10/16/17	1.290	6,367,814
10,780,284	Exeter Automobile Receivables
	Trust 2013-2A2	11/15/17	1.490	10,818,586
11,971,118	Exeter Automobile Receivables
	Trust 2014-2A2	08/15/18	1.060	11,957,028
11,591,806	FNA Trust 2013-1A2	01/10/18	1.980	11,620,785
4,470,000	Ford Credit Auto Owner Trust 2012-B	02/15/18	2.080	4,557,183
4,000,000	Ford Credit Auto Owner Trust 2013-C	01/15/20	2.500	4,090,164
28,540,000	Ford Credit Auto Owner Trust/
	Ford Credit 2014-2[2]	04/15/26	2.310	28,609,124
30,250,000	Ford Credit Floorplan Master Owner
	Trust 2010-3[2]	02/15/17	4.200	30,580,118
31,323,435	Foursight Capital Automobile
	Receivables Trust 2014-1[2]	03/23/20	2.110	31,210,671
13,851,679	FRS I LLC 2013-1A2	04/15/43	1.800	13,802,049
17,450,000	GE Dealer Floorplan Master Note
	Trust 2012-2[1]	04/22/19	0.907	17,603,926
24,132,867	Global Container Assets, Ltd. 2013-1A2	11/05/28	2.200	24,410,154
9,450,000	Hertz Vehicle Financing LLC 2010-1A2	02/25/17	3.740	9,749,083
32,660,000	Hertz Vehicle Financing LLC 2011-1A2	03/25/18	3.290	33,993,181
8,350,000	HLSS Servicer Advance Receivables
	Backed Notes 2012-T2[2]	10/15/45	1.990	8,407,615
10,350,000	HLSS Servicer Advance Receivables
	Backed Notes 2013-T1[2]	01/16/46	1.495	10,321,020
17,090,000	HLSS Servicer Advance Receivables
	Backed Notes 2013-T3[2]	05/15/46	1.793	16,823,396
3,613,924	Honda Auto Receivables Owner
	Trust 2012-1	01/15/16	0.770	3,617,827
15,209,330	Huntington Auto Trust 2011-1A2	11/15/16	1.310	15,267,810

The accompanying notes are an integral part of these financial statements.

10

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$17,750,000	Hyundai Auto Receivables
	Trust 2013-B	02/15/19	1.710%	$17,757,118
2,320,109	Leaf II Receivables Funding LLC 2012-1[2]	10/15/16	1.250	2,320,573
8,510,000	Leaf II Receivables Funding LLC 2013-1[2]	10/15/16	1.330	8,502,341
8,972,000	Leaf II Receivables Funding LLC 2013-1[2]	09/15/21	1.980	8,971,103
4,470,000	M&T Bank Auto Receivables
	Trust 2013-1A2	03/15/19	2.160	4,527,784
9,344,313	MCA Fund I Holding LLC 2014-1A1,2	08/15/24	2.234	9,344,313
3,217,793	MMAF Equipment Finance LLC 2009-AA2	01/15/30	3.510	3,265,883
14,790,000	MMAF Equipment Finance LLC 2012-AA2	10/10/18	1.350	14,910,479
550,467	Motor, Plc. 12A2	02/25/20	1.286	550,681
23,274,519	Motor, Plc. 2014-1A1,2	08/25/21	0.632	23,335,356
8,178,563	Nations Equipment Finance Funding I
	LLC 2013-1A2	11/20/16	1.697	8,193,285
39,573,907	Nations Equipment Finance Funding II
	LLC 2014-1A2	07/20/18	1.558	39,574,817
3,140,000	Nationstar Agency Advance Funding
	Trust 2013-T2A2	02/18/48	1.892	3,079,367
35,000,000	Nationstar Mortgage Advance
	Receivables Trust 2013-T3A2	06/20/48	2.438	34,671,000
5,781,397	Navitas Equipment Receivables
	LLC 2013-1[2]	11/15/16	1.950	5,782,119
51,030,000	NCF Dealer Floorplan Master
	Trust 2014-1A1,2	10/20/20	1.652	51,030,000
20,247,948	New Mexico State Educational
	Assistance Foundation[1]	01/02/25	0.853	20,287,026
42,570,000	New Residential Advance Receivables
	Trust Advance Receivables
	Backed 2014-T2[2]	03/15/47	2.377	42,638,112
4,655,004	New York City Tax Lien 2013-A2	11/10/26	1.190	4,651,745
17,300,000	Nordstrom Private Label Credit Card
	Master Note Trust 2011-1A2	11/15/19	2.280	17,677,538
28,770,000	OneMain Financial Issuance
	Trust 2014-1A2	06/18/24	2.430	28,925,358

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	11

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$15,230,000	OneMain Financial Issuance
	Trust 2014-2A2	09/18/24	3.020%	$15,229,985
9,029,622	PFS Tax Lien Trust 2014-1[2]	05/15/29	1.440	9,053,162
6,526,475	Santander Drive Auto Receivables
	Trust 2012-3	12/15/16	1.940	6,546,564
12,340,000	Santander Drive Auto Receivables
	Trust 2013-2	03/15/19	1.950	12,497,903
5,990,000	Santander Drive Auto Receivables
	Trust 2013-4	01/15/20	3.250	6,210,258
8,880,000	SMART Trust 2011-4USA[1,2]	08/14/17	1.503	8,890,052
13,690,000	SMART Trust 2012-1USA[2]	12/14/17	2.010	13,768,033
4,026,414	SMART Trust 2012-2USA[2]	10/14/16	1.590	4,047,806
2,688,751	SMART Trust 2012-4US	03/14/17	0.970	2,691,171
18,190,000	SMART Trust 2013-2US	01/14/17	0.830	18,191,819
3,630,000	SMART Trust 2013-2US	02/14/19	1.180	3,615,480
3,028,838	SNAAC Auto Receivables Trust 2013-1A2	07/16/18	1.140	3,032,185
10,793,393	SNAAC Auto Receivables Trust 2014-1A2	09/17/18	1.030	10,793,738
9,900,000	Spirit Master Funding VII LLC 2013-1A2	12/20/43	3.887	10,216,850
53,680,000	Springleaf Funding Trust 2013-AA2	09/15/21	2.580	54,048,513
19,640,000	Springleaf Funding Trust 2014-AA2	12/15/22	2.410	19,683,129
17,700,355	STORE Master Funding LLC 2013-1A2	03/20/43	4.160	18,242,468
12,631,152	STORE Master Funding LLC 2013-2A2	07/20/43	4.370	13,097,499
21,111,188	STORE Master Funding LLC 2013-3A2	11/20/43	4.240	21,773,100
6,228,735	TAL Advantage V LLC 2014-2A2	05/20/39	1.700	6,218,189
41,160,000	Textainer Marine Containers,
	Ltd. 2014-1A2	10/20/39	3.270	41,046,016
11,530,000	Trade MAPS 1, Ltd. 2013-1A1,2	12/10/18	1.402	11,518,943
49,760,000	Trafigura Securitisation Finance,
	Plc. 2014-1A1,2	10/15/21	1.103	49,760,000
33,330,000	Turquoise Card Backed Securities,
	Plc. 2012-1A1,2	06/17/19	0.953	33,754,624
10,033,145	Utah State Board of Regents 2011-1[1]	05/01/29	1.090	10,084,816
9,744,006	Westlake Automobile Receivables
	Trust 2013-1A2	01/15/18	1.120	9,757,501

The accompanying notes are an integral part of these financial statements.

12

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$20,490,000	Westlake Automobile Receivables
	Trust 2014-2A2	10/16/17	0.970%	$20,497,540
1,077,220	Wheels SPV LLC 2012-1[2]	03/20/21	1.190	1,077,984
	Total Asset Backed Securities
	(Identified cost $1,607,936,419)			1,618,291,083

	COMMERCIAL MORTGAGE BACKED
	SECURITIES (9.1%)
15,540,000	Aventura Mall Trust 2013-AVM[1,2]	12/05/32	3.867	15,906,759
31,807,000	BB-UBS Trust 2012-TFT[1,2]	06/05/30	3.584	30,665,606
6,349,000	BHMS Mortgage Trust 2014-ATLS[1,2]	07/05/33	2.602	6,348,994
32,018,000	BHMS Mortgage Trust 2014-ATLS[1,2]	07/05/33	4.847	31,990,785
12,240,000	BLCP Hotel Trust 2014-CLRN[1,2]	08/15/29	2.104	12,243,305
14,860,000	Boca Hotel Portfolio Trust 2013-BOCA[1,2]	08/15/26	1.903	14,862,348
10,500,000	CGBAM Commercial Mortgage
	Trust 2014-HD1,2	02/15/31	1.353	10,487,043
7,457,000	CGBAM Commercial Mortgage
	Trust 2014-HD1,2	02/15/31	1.753	7,438,492
7,510,000	Citigroup Commercial Mortgage
	Trust 2013-SMP[2]	01/12/30	2.435	7,616,161
2,085,000	Citigroup Commercial Mortgage
	Trust 2013-SMP[2]	01/12/30	2.738	2,114,474
24,520,000	Citigroup Commercial Mortgage
	Trust 2014-388G1,2	06/15/33	1.904	24,427,658
24,153,758	Commercial Mortgage Pass Through
	Certificates 2013-GAM[2]	02/10/28	1.705	23,658,292
9,690,000	Commercial Mortgage Pass Through
	Certificates 2013-GAM[1,2]	02/10/28	3.531	9,287,526
12,292,572	Commercial Mortgage Pass Through
	Certificates 2013-SFS[2]	04/12/35	1.873	12,020,303
42,990,000	Commercial Mortgage Pass Through
	Certificates 2014-KYO[1,2]	06/11/27	1.803	42,949,847
22,660,000	Commercial Mortgage Pass Through
	Certificates 2014-TWC[1,2]	02/13/32	1.003	22,631,539

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	13

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	COMMERCIAL MORTGAGE BACKED
	SECURITIES (continued)
$14,950,000	EQTY 2014-INNS Mortgage Trust[1,2]	05/08/31	1.753%	$14,786,910
17,740,000	GTP Acquisition Partners I LLC[2]	05/15/43	2.364	17,622,650
26,691,250	GTP Cellular Sites LLC[2]	03/15/42	3.721	27,526,873
9,840,000	Hilton USA Trust 2013-HLF[1,2]	11/05/30	1.652	9,840,098
15,070,000	Hilton USA Trust 2013-HLF[1,2]	11/05/30	2.052	15,070,151
5,780,000	JP Morgan Chase Commercial Mortgage
	Securities Corp. 2011-PLSD[2]	11/13/44	3.364	6,012,206
5,600,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2014-BXH[1,2]	04/15/27	1.403	5,592,070
10,250,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2014-BXH[1,2]	04/15/27	1.803	10,231,058
14,860,000	SBA Tower Trust[2]	12/15/42	2.933	15,058,396
40,700,000	SBA Tower Trust[2]	04/15/43	2.240	40,363,248
15,700,000	Unison Ground Lease Funding LLC[2]	04/15/40	5.349	16,743,846
14,500,000	Wells Fargo Commercial Mortgage
	Trust 2014-TISH[1,2]	02/15/27	2.003	14,485,007
	Total Commercial Mortgage Backed Securities
	(Identified cost $469,474,025)			467,981,645

	CORPORATE BONDS (29.4%)
	ADVERTISING (0.2%)
6,300,000	Alliance Data Systems Corp.[2]	12/01/17	5.250	6,489,000
5,000,000	Alliance Data Systems Corp.[2]	04/01/20	6.375	5,250,000
				11,739,000

	AIRLINES (0.2%)
7,067,925	British Airways, Plc.[2]	12/20/21	5.625	7,474,331

	BANKS (6.5%)
16,090,000	ANZ New Zealand Int’l, Ltd.[2]	03/24/16	1.125	16,176,162
7,229,000	Australia & New Zealand Banking
	Group, Ltd.	10/06/17	1.875	7,307,008
21,000,000	Bank of America Corp.	01/15/15	5.000	21,180,537
33,435,000	Bank of America Corp.	08/01/15	4.750	34,391,809

The accompanying notes are an integral part of these financial statements.

14

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	BANKS (continued)
$11,125,000	Bank of Montreal	07/15/16	1.300%	$11,234,336
9,000,000	Bank of Nova Scotia	07/15/16	1.375	9,083,817
17,800,000	Canadian Imperial Bank of Commerce	07/18/16	1.350	17,960,574
24,010,000	Citigroup, Inc.	05/19/15	4.750	24,545,855
4,296,882	FNBC 1993-A Pass Through Trust	01/05/18	8.080	4,704,866
19,585,000	Goldman Sachs Group, Inc.	05/03/15	3.300	19,847,126
5,000,000	Goldman Sachs Group, Inc.[1]	07/22/15	0.632	5,000,450
7,360,000	Goldman Sachs Group, Inc.	01/22/18	2.375	7,428,676
9,480,000	ING Bank NV2	09/25/15	2.000	9,589,058
13,465,000	JPMorgan Chase & Co.	07/05/16	3.150	13,927,375
20,030,000	Mitsubishi UFJ Trust & Banking Corp.[2]	10/16/17	1.600	20,016,480
20,765,000	Morgan Stanley	04/28/15	6.000	21,300,675
23,000,000	Morgan Stanley	07/24/15	4.000	23,571,297
15,405,000	National Australia Bank, Ltd.	07/25/16	1.300	15,542,983
20,855,000	Royal Bank of Scotland Group, Plc.	09/18/15	2.550	21,152,955
12,955,000	Royal Bank of Scotland, Plc.	03/16/16	4.375	13,523,219
19,980,000	Svenska Handelsbanken AB	04/04/17	2.875	20,789,030
				338,274,288

	CLOSED-END FUNDS (1.0%)
49,455,000	Drawbridge Special Opportunities
	Fund LP2	08/01/21	5.000	49,207,725

	COMMERCIAL SERVICES (0.8%)
19,863,000	Experian Finance, Plc.[2]	06/15/17	2.375	20,202,081
8,755,000	Western Union Co.[1]	08/21/15	1.234	8,793,925
6,155,000	Western Union Co.	12/10/17	2.875	6,339,595
3,250,000	Western Union Co.	08/22/18	3.650	3,405,129
				38,740,730

	COSMETICS/PERSONAL CARE (0.6%)
14,213,000	Avon Products, Inc.	03/15/16	2.375	14,045,926
19,745,000	Avon Products, Inc.	03/15/20	4.600	18,527,405
				32,573,331

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	15

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	DIVERSIFIED FINANCIAL SERVICES (5.4%)
$14,430,950	AA Aircraft Financing 2013-1 LLC[2]	11/01/19	3.596%	$14,503,105
10,247,387	Ahold Lease Series 2001-A-1 Pass
	Through Trust	01/02/20	7.820	11,477,074
18,068,201	Blue Wing Asset Vehicle[2]	01/11/23	4.500	18,591,763
24,815,000	Caisse Centrale Desjardins[2]	09/12/17	1.550	24,853,935
20,000,000	CIC Central America Card
	Receivables, Ltd.[3]	11/05/20	4.500	20,348,334
10,500,000	CIC Receivables Master Trust[3]	10/07/21	4.890	10,764,306
33,693,700	Citigroup Capital XIII[1,4]	10/30/40	7.875	35,877,052
23,730,000	Denali Borrower LLC[2]	10/15/20	5.625	25,168,631
13,359,510	Doric Nimrod Air Alpha 2013-1 Pass
	Through Trust[2]	05/30/25	5.250	14,060,884
6,700,802	Doric Nimrod Air Finance Alpha, Ltd.
	2012-1 (Class A) Pass Through Trust[2]	11/30/24	5.125	7,051,602
17,620,000	General Motors Financial Co., Inc.	05/15/16	2.750	17,862,275
4,830,000	General Motors Financial Co., Inc.	07/10/17	2.625	4,897,775
5,818,434	LS Power Funding Corp.	12/30/16	8.080	6,299,153
16,349,000	Murray Street Investment Trust I	03/09/17	4.647	17,454,503
47,855,000	Seven & Seven Ltd.[1,2]	09/11/19	1.395	47,810,160
				277,020,552

	ELECTRIC (1.9%)
25,715,000	Korea East-West Power Co., Ltd.[2]	11/27/18	2.625	26,014,297
12,475,000	Korea Hydro & Nuclear Power Co., Ltd.[2]	10/28/19	2.375	12,353,456
38,600,000	TransAlta Corp.	01/15/15	4.750	38,902,740
13,330,000	TransAlta Corp.	06/03/17	1.900	13,315,430
5,580,000	TransAlta Corp.	05/15/18	6.650	6,268,137
				96,854,060

	ENGINEERING & CONSTRUCTION (0.2%)
11,444,400	Odebrecht Offshore Drilling
	Finance, Ltd.[2]	10/01/22	6.750	11,988,009

The accompanying notes are an integral part of these financial statements.

16

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	FOOD (0.3%)
$16,805,000	HJ Heinz Co.	10/15/20	4.250%	$16,969,689

	HEALTHCARE-PRODUCTS (0.7%)
9,445,000	Hospira, Inc.	03/30/17	6.050	10,309,057
25,995,000	Mallinckrodt International Finance S.A.	04/15/18	3.500	25,605,075
				35,914,132

	HEALTHCARE-SERVICES (0.8%)
20,395,000	HCA, Inc.	03/15/19	3.750	20,445,988
21,920,000	WellPoint, Inc.	09/10/15	1.250	22,043,848
				42,489,836

	INSURANCE (1.5%)
4,400,000	Aon Corp.	09/30/15	3.500	4,512,864
13,976,250	Prudential Covered Trust 2012-1[2]	09/30/15	2.997	14,237,816
12,290,000	Prudential Financial, Inc.	09/17/15	4.750	12,713,747
11,050,000	Vitality Re IV, Ltd.[1,2]	01/09/17	2.750	11,147,240
33,100,000	Vitality Re V, Ltd.[1,2]	01/07/20	1.750	32,418,140
				75,029,807

	INTERNET (0.6%)
26,250,000	Expedia, Inc.	08/15/20	5.950	29,268,566

	INVESTMENT COMPANIES (0.4%)
21,515,000	PennantPark Investment Corp.	10/01/19	4.500	21,703,665

	MEDIA (0.7%)
21,000,000	Gannett Co., Inc.	10/15/19	5.125	21,840,000
14,253,000	NBCUniversal Media LLC	04/30/15	3.650	14,477,356
				36,317,356

	OIL & GAS (3.6%)
7,120,000	Korea National Oil Corp.[2]	04/03/17	3.125	7,363,504
16,935,000	Korea National Oil Corp.[2]	01/23/19	2.750	17,177,069
24,023,125	Odebrecht Drilling Norbe VIII/IX, Ltd.[2]	06/30/21	6.350	25,349,201
18,280,000	Petrobras Global Finance BV	05/20/16	2.000	18,220,773

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	17

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	OIL & GAS (continued)
$21,825,000	Petrobras Global Finance BV1	01/15/19	2.371%	$21,778,076
30,944,000	Petrobras International Finance Co.	02/06/15	2.875	31,058,493
16,200,000	Petroleos Mexicanos	03/15/15	4.875	16,418,700
11,500,000	Plains Exploration & Production Co.	04/01/20	7.625	12,218,750
35,228,000	Plains Exploration & Production Co.	11/15/20	6.500	38,468,976
				188,053,542

	PHARMACEUTICALS (0.4%)
22,116,000	Medco Health Solutions, Inc.	09/15/15	2.750	22,494,913

	PIPELINES (0.7%)
18,970,000	Energy Transfer Partners LP	02/01/15	5.950	19,198,873
18,283,000	Williams Partners LP	02/15/15	3.800	18,433,762
				37,632,635

	REAL ESTATE (1.2%)
32,965,000	Deutsche Annington Finance BV2	10/02/17	3.200	33,913,337
18,035,000	Prologis International Funding II SA2	02/15/20	4.875	19,312,581
10,670,000	Scentre Group Trust 1/Scentre Group
	Trust 2[2]	11/05/19	2.375	10,623,298
				63,849,216

	REAL ESTATE INVESTMENT TRUSTS (1.7%)
37,477,000	American Tower Corp.	04/01/15	4.625	38,070,598
25,700,000	Digital Realty Trust LP	07/15/15	4.500	26,111,329
22,000,000	Senior Housing Properties Trust	05/01/19	3.250	22,175,494
				86,357,421
	Total Corporate Bonds
	(Identified cost $1,507,287,559)			1,519,952,804

	LOAN PARTICIPATIONS AND
	ASSIGNMENTS (2.7%)
20,000,000	1011778 B.C. Unlimited Term B (Burger
	King Worldwide)[1]	10/27/21	4.500	19,979,600
10,447,236	Dell International LLC Term B1	04/29/20	4.500	10,456,325

The accompanying notes are an integral part of these financial statements.

18

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	LOAN PARTICIPATIONS AND
	ASSIGNMENTS (continued)
$8,404,858	Dell International LLC Term C1	10/29/18	3.750%	$8,334,173
36,844,330	Delos Finance S.a.r.l.[1]	03/06/21	3.500	36,629,527
14,905,150	Mallinckrodt International Term B1	03/19/21	3.500	14,752,372
2,000,000	Mallinckrodt International Term B1[1]	03/19/21	3.500	1,982,500
20,443,262	RPI Finance Trust Term B2[1]	05/09/18	3.250	20,334,709
8,158,430	RPI Finance Trust Term B3[1]	11/09/18	3.250	8,107,440
20,000,000	TPF II Power LLC Term B1	10/02/21	5.500	19,875,000
	Total Loan Participations and Assignments
	(Identified cost $141,001,756)			140,451,646

	MUNICIPAL BONDS (2.3%)
14,250,000	Baylor Health Care System[1]	11/15/25	0.140	13,347,120
3,350,000	City of Portland, Oregon[1]	06/01/19	0.135	3,254,900
1,470,000	Minnesota State Tobacco Securitization
	Authority	03/01/15	3.093	1,481,334
20,940,000	New Jersey State Economic
	Development Authority[5]	02/15/17	0.000	20,018,849
28,005,000	New Jersey State Economic
	Development Authority[5]	02/15/18	0.000	25,864,858
7,765,000	New Jersey State Turnpike Authority	01/01/16	4.252	7,882,717
9,000,000	Pennsylvania Economic Development
	Financing Authority[1]	08/01/45	0.400	9,000,000
27,090,000	State of Illinois	03/01/16	4.961	28,389,237
7,110,000	State of Illinois	03/01/18	5.200	7,745,350
16,650,000	Tobacco Settlement Financing Corp.[5]	06/01/41	0.000	4,067,262
	Total Municipal Bonds
	(Identified cost $118,930,032)			121,051,627

	U.S. GOVERNMENT AGENCY
	OBLIGATIONS (5.6%)
25,000,000	Fannie Mae Discount Notes[5]	12/03/14	0.000	24,998,667
19,224,000	Federal Home Loan Bank
	Discount Notes[5]	11/12/14	0.000	19,223,618

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	19

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS (continued)
$50,000,000	Federal Home Loan Bank
	Discount Notes[5]	11/19/14	0.000%	$49,998,250
25,000,000	Federal Home Loan Bank
	Discount Notes[5]	11/21/14	0.000	24,999,653
30,000,000	Federal Home Loan Bank
	Discount Notes[5]	12/03/14	0.000	29,998,133
251,605	Federal Home Loan Mortgage Corp.
	(FHLMC) Non Gold Guaranteed[1]	04/01/36	2.388	269,122
118,060	Federal Home Loan Mortgage Corp.
	(FHLMC) Non Gold Guaranteed[1]	12/01/36	2.115	124,595
87,525	Federal Home Loan Mortgage Corp.
	(FHLMC) Non Gold Guaranteed[1]	01/01/37	2.370	93,622
189,473	Federal Home Loan Mortgage Corp.
	(FHLMC) Non Gold Guaranteed[1]	02/01/37	2.456	203,017
18,664,178	Federal National Mortgage
	Association (FNMA)	07/01/35	5.000	20,709,806
1,297,836	Federal National Mortgage
	Association (FNMA)	11/01/35	5.500	1,457,197
120,113	Federal National Mortgage
	Association (FNMA)[1]	07/01/36	2.491	128,877
228,253	Federal National Mortgage
	Association (FNMA)[1]	09/01/36	2.196	245,351
180,763	Federal National Mortgage
	Association (FNMA)[1]	01/01/37	2.509	193,586
1,127,927	Federal National Mortgage
	Association (FNMA)	08/01/37	5.500	1,265,034
12,459,346	Federal National Mortgage
	Association (FNMA)	08/01/37	5.500	14,003,785
5,978,674	Federal National Mortgage
	Association (FNMA)	06/01/40	6.500	6,942,445
15,300,000	Freddie Mac Discount Notes[5]	11/03/14	0.000	15,299,941
30,000,000	Freddie Mac Discount Notes[5]	11/10/14	0.000	29,999,498

The accompanying notes are an integral part of these financial statements.

20

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS (continued)
$50,000,000	Freddie Mac Discount Notes[5]	02/04/15	0.000%	$49,994,850
25,302	Government National Mortgage
	Association (GNMA)[1]	08/20/29	1.625	26,182
	Total U.S. Government Agency Obligations
	(Identified cost $288,756,180)			290,175,229

	U.S. INFLATION LINKED DEBT (6.0%)
303,342,424	U.S. Treasury Inflation Indexed Note	04/15/17	0.125	308,082,149
	Total U.S. Inflation Linked Debt
	(Identified cost $316,561,326)			308,082,149

	U.S. TREASURY NOTE (1.0%)
50,000,000	U.S. Treasury Note	09/30/16	0.500	50,023,450
	Total U.S. Treasury Note
	(Identified cost $49,918,429)			50,023,450

	CERTIFICATES OF DEPOSIT (9.7%)
74,850,000	Bank of Montreal	11/13/14	0.170	74,850,000
25,000,000	Bank of Montreal	12/10/14	0.170	25,000,000
40,000,000	Bank of Nova Scotia	12/10/14	0.170	40,000,000
43,000,000	Bank of Tokyo-Mitsubishi UFJ, Ltd.	11/06/14	0.180	43,000,000
54,050,000	Bank of Tokyo-Mitsubishi UFJ, Ltd.	12/12/14	0.180	54,050,000
123,950,000	Credit Suisse	12/19/14	0.220	123,950,826
62,850,000	Standard Chartered Bank	01/09/15	0.190	62,849,993
52,750,000	Svenska Handelsbanken	11/06/14	0.175	52,750,037
27,000,000	Svenska Handelsbanken	11/12/14	0.175	27,000,041
	Total Certificates of Deposit
	(Identified cost $503,450,904)			503,450,897

	COMMERCIAL PAPER (0.7%)
35,000,000	National Australia Funding
	Delaware, Inc.[2,5]	11/03/14	0.000	34,999,932
	Total Commercial Paper
	(Identified cost $34,999,932)			34,999,932

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	21

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	U.S. TREASURY BILLS (1.3%)
$10,000,000	U.S. Treasury Bill[5,6]	11/06/14	0.000%	$9,999,938
9,000,000	U.S. Treasury Bill[5]	12/04/14	0.000	8,999,876
50,000,000	U.S. Treasury Bill[5]	01/02/15	0.000	49,998,750
	Total U.S. Treasury Bills
	(Identified cost $68,996,585)			68,998,564

TOTAL INVESTMENTS (Identified cost $5,107,313,147)[7]			99.1%	$5,123,459,026
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES			0.9%	48,996,986
NET ASSETS			100.0%	$5,172,456,012

[1]	Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2014 coupon or interest rate.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2014 was $2,380,675,077 or 46.0% of net assets. Unless otherwise noted, these securities are not considered illiquid.
[3]	The Fund’s Investment Adviser has deemed this security to be illiquid based upon the SEC definition of an illiquid security.
[4]	Trust preferred security.
[5]	Security issued with a zero coupon. Income is recognized through accretion of discount.
[6]	All or a portion of this security is held at the broker as collateral for open futures contracts.
[7]	The aggregate cost for federal income tax purposes is $5,107,313,414, the aggregate gross unrealized appreciation is $33,658,125 and the aggregate gross unrealized depreciation is $17,512,513, resulting in net unrealized appreciation of $16,145,612.

Abbreviations:

FHLMC – Federal Home Loan Mortgage Corporation.

FNMA – Federal National Mortgage Association.

GNMA – Government National Mortgage Association.

The accompanying notes are an integral part of these financial statements.

22

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Fair Value Measurements

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three levels defined by the fair value hierarchy are as follows:

—	Level 1 — unadjusted quoted prices in active markets for identical investments.
—	Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	23

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

non-U.S. sovereign obligations and over-the-counter derivatives. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2014.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*		Balance as of October 31, 2014
Asset Backed Securities	$—	$1,608,946,770	$9,344,313	**	$1,618,291,083
Commercial Mortgage
Backed Securities	—	467,981,645	—		467,981,645
Corporate Bonds	35,877,052	1,484,075,752	—		1,519,952,804
Loan Participations and
Assignments	—	140,451,646	—		140,451,646
Municipal Bonds	—	121,051,627	—		121,051,627
U.S. Government Agency
Obligations	—	290,175,229	—		290,175,229
U.S. Inflation Linked Debt	—	308,082,149	—		308,082,149
U.S. Treasury Notes	—	50,023,450	—		50,023,450
Certificates of Deposit	—	503,450,897	—		503,450,897
Commercial Paper	—	34,999,932	—		34,999,932
U.S. Treasury Bills	—	68,998,564	—		68,998,564
Total Investments, at value	$35,877,052	$5,078,237,661	$9,344,313	**	$5,123,459,026
Other Financial Instruments, at value
Financial Futures Contracts	$(5,613,284)	$—	$—		$(5,613,284)
Other Financial Instruments,
at value	$(5,613,284)	$—	$—		$(5,613,284)

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2014, based on the valuation input levels on October 31, 2013.
**	The security classified as Level 3 in the foregoing table represents less than 1% of the Fund’s net assets as of October 31, 2014 and accordingly, a reconciliation table is not presented.

The accompanying notes are an integral part of these financial statements.

24

BBH LIMITED DURATION FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2014

ASSETS:
Investments in securities, at value (Identified cost $5,107,313,147)	$5,123,459,026
Cash	5,446,491
Receivables for:
Investments sold	75,098,136
Interest	15,753,655
Shares sold	5,292,871
Futures variation margin on open contracts	1,413,296
Prepaid assets	21,622
Total Assets	5,226,485,097

LIABILITIES:
Payables for:
Investments purchased	46,111,165
Shares redeemed	5,859,384
Investment advisory and administrative fees	1,125,495
Shareholder servicing fees	458,853
Custody and fund accounting fees	205,865
Professional fees	48,608
Distributor fees	5,576
Transfer agent fees	2,814
Board of Trustees’ fees	1,204
Accrued expenses and other liabilities	210,121
Total Liabilities	54,029,085
NET ASSETS	$5,172,456,012

Net Assets Consist of:
Paid-in capital	$5,162,258,623
Undistributed net investment income	405,409
Accumulated net realized loss on investments in securities
and futures contracts	(740,615)
Net unrealized appreciation/(depreciation) on investments in securities
and futures contracts	10,532,595
Net Assets	$5,172,456,012

NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($2,625,051,263 ÷ 254,617,352 shares outstanding)	$10.31
CLASS I SHARES
($2,547,404,749 ÷ 247,144,297 shares outstanding)	$10.31

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	25

BBH LIMITED DURATION FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2014

NET INVESTMENT INCOME:
Income:
Dividends	$1,442,322
Interest and other income	78,632,909
Total Income	80,075,231
Expenses:
Investment advisory and administrative fees	11,337,866
Shareholder servicing fees	4,862,583
Custody and fund accounting fees	341,948
Professional fees	82,907
Board of Trustees’ fees	69,214
Distributor fees	61,455
Transfer agent fees	24,294
Miscellaneous expenses	522,597
Total Expenses	17,302,864
Expense offset arrangement	(2,129)
Net Expenses	17,300,735
Net Investment Income	62,774,496

NET REALIZED AND UNREALIZED LOSS:
Net realized gain on investments in securities	8,997,215
Net realized loss on futures contracts	(29,352,790)
Net realized loss on investments in securities and futures contracts	(20,355,575)
Net change in unrealized appreciation/(depreciation) on investments
in securities	(1,053,375)
Net change in unrealized appreciation/(depreciation)
on futures contracts	14,869,640
Net change in unrealized appreciation/(depreciation) on investments
in securities and futures contracts	13,816,265
Net Realized and Unrealized Loss	(6,539,310)
Net Increase in Net Assets Resulting from Operations	$56,235,186

The accompanying notes are an integral part of these financial statements.

26

BBH LIMITED DURATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2014	2013
INCREASE IN NET ASSETS:
Operations:
Net investment income	$62,774,496	$52,441,611
Net realized gain (loss) on investments in securities
and futures contracts	(20,355,575)	32,496,632
Net change in unrealized appreciation/(depreciation)
on investments in securities and futures contracts	13,816,265	(55,176,704)
Net increase in net assets resulting
from operations	56,235,186	29,761,539
Dividends and distributions declared:
From net investment income:
Class N	(33,449,587)	(28,079,044)
Class I	(30,303,899)	(24,177,010)
From net realized gains:
Class N	(7,552,495)	(4,814,319)
Class I	(4,638,860)	(3,217,373)
Total dividends and distributions declared	(75,944,841)	(60,287,746)
Share transactions:
Proceeds from sales of shares	3,599,294,308	2,962,279,559
Net asset value of shares issued to shareholders for
reinvestment of dividends and distributions	74,634,169	59,349,601
Cost of shares redeemed	(2,099,546,354)	(2,313,993,533)
Net increase in net assets resulting from
share transactions	1,574,382,123	707,635,627
Total increase in net assets	1,554,672,468	677,109,420

NET ASSETS:
Beginning of year	3,617,783,544	2,940,674,124
End of year (including undistributed net investment
income of $405,409 and $521,437, respectively)	$5,172,456,012	$3,617,783,544

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	27

BBH LIMITED DURATION FUND
FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.35	$10.44	$10.34	$10.46	$10.24
Income from investment operations:
Net investment income[1]	0.14	0.15	0.18	0.17	0.25
Net realized and unrealized gain (loss)	(0.01)	(0.06)	0.14	(0.12)	0.21
Total income from investment operations	0.13	0.09	0.32	0.05	0.46
Less dividends and distributions:
From net investment income	(0.14)	(0.15)	(0.18)	(0.17)	(0.24)
From net realized gains	(0.03)	(0.03)	(0.04)	—	—
Total dividends and distributions	(0.17)	(0.18)	(0.22)	(0.17)	(0.24)
Short-term redemption fees[1]	—	—	—	0.00 [2]	0.00 [2]
Net asset value, end of year	$10.31	$10.35	$10.44	$10.34	$10.46
Total return	1.32%	0.82%	3.13%	0.52%	4.58%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$2,625	$2,170	$1,776	$1,336	$1,287
Ratio of expenses to average net assets
before reductions	0.48%	0.49%	0.50%	0.49%	0.49%
Expense offset arrangement	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]
Ratio of expenses to average net assets
after reductions	0.48%	0.49%	0.50%	0.49%	0.49%
Ratio of net investment income to average
net assets	1.36%	1.44%	1.75%	1.66%	2.38%
Portfolio turnover rate	35%	48%	38%	28%	40%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01
[3]	Less than 0.01%

The accompanying notes are an integral part of these financial statements.

28

BBH LIMITED DURATION FUND
FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.35	$10.44	$10.34	$10.46	$10.23
Income from investment operations:
Net investment income[1]	0.16	0.17	0.20	0.19	0.26
Net realized and unrealized gain (loss)	(0.01)	(0.06)	0.14	(0.12)	0.23
Total income from investment operations	0.15	0.11	0.34	0.07	0.49
Less dividends and distributions:
From net investment income	(0.16)	(0.17)	(0.20)	(0.19)	(0.26)
From net realized gains	(0.03)	(0.03)	(0.04)	—	—
Total dividends and distributions	(0.19)	(0.20)	(0.24)	(0.19)	(0.26)
Short-term redemption fees[1]	—	—	—	0.00 [2]	0.00 [2]
Net asset value, end of year	$10.31	$10.35	$10.44	$10.34	$10.46
Total return	1.52%	1.01%	3.31%	0.67%	4.83%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$2,547	$1,448	$1,165	$825	$926
Ratio of expenses to average net assets
before reductions	0.29%	0.29%	0.31%	0.33%	0.34%
Expense offset arrangement	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]
Ratio of expenses to average net assets
after reductions	0.29%	0.29%	0.31%	0.33%	0.34%
Ratio of net investment income to average
net assets	1.56%	1.63%	1.93%	1.82%	2.52%
Portfolio turnover rate	35%	48%	38%	28%	40%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01
[3]	Less than 0.01%

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	29

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS
As of and for the year ended October 31, 2014

1.	Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on December 22, 2000. On August 6, 2002, the Board of Trustees (“Board”) of the Trust reclassified the Fund’s outstanding shares as “Class N,” and established a new class of shares designated as “Class I”. Class I commenced operations on December 3, 2002. Class N and Class I shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Class I shares convert to any other share class of the Fund. As of October 31, 2014, there were six series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. Bonds and other fixed income securities, including restricted securities (other than short-term obligations but including listed issues) are valued at their most recent bid prices (sales price if the principal market is an exchange) in the principal market in which such securities are normally traded, on the basis of valuations furnished by a pricing service, use of which has been approved by the Board. In making such valuations, the pricing service utilizes both dealer supplied valuations and electronic data processing techniques, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Future contracts held by the Fund are valued daily at the official settlement price of the exchange on which it is traded.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

30

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Financial Futures Contracts. The Fund may enter into open futures contracts in order to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities that are intended to be purchased at a later date for the Fund. The contractual amount of the futures contracts represents the investment the Fund has in a particular contract and does not necessarily represent the amounts potentially subject to risk of loss. Trading in futures contracts involves, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The measurement of risk associated with futures contracts is meaningful only when all related and offsetting transactions are considered. Gains and losses are realized upon the expiration or closing of the futures contracts. The following futures contracts were open at October 31, 2014:
Description	Number of Contracts	Expiration Date	Market Value	Notional Amount	Unrealized Gain/(Loss)
Contracts to Sell:
U.S. Treasury
2-Year Notes	1,800	December 2014	$395,212,500	$394,321,875	$(890,625)
U.S. Treasury
5-Year Notes	5,500	December 2014	656,863,284	652,996,094	(3,867,190)
U.S. Treasury
10-Year Notes	1,500	December 2014	189,539,063	188,683,594	(855,469)
					$(5,613,284)

FINANCIAL STATEMENTS OCTOBER 31, 2014	31

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in economically hedged security values and/or interest rates, and potential losses in excess of the Fund’s initial investment.

For the year ended October 31, 2014, the average monthly number of open futures contracts was 9,649. The range of monthly notional values was $1,170,039,063 to $1,630,858,004.

Fair Values of Derivative Instruments as of October 31, 2014

Derivatives not accounted for as economically hedging instruments under authoritative guidance for derivatives instruments and hedging activities:

	Asset Derivatives		Liability Derivatives
Risk	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest	Unrealized	$—	Unrealized	$5,613,284	*
Rate	Appreciation		Depreciation
Risk	on Open		on Open
	Futures Contracts		Futures Contracts
Total		$—		$5,613,284

*	Includes cumulative depreciation of futures contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations

Interest Rate Risk
Net Realized Gain/(Loss) on Derivatives
Futures Contracts	$(29,352,790)
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives
Futures Contracts	$14,869,640

E.	Rule 144A Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security, which is the case for the Fund. Guidelines have been adopted and the
32

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the investment adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored. Information regarding Rule 144A Securities is included at the end of the Portfolio of Investments.

F.	Loan Participations and Assignments. The Fund may invest in loan participations and assignments, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some loan participations and assignments may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual loan participations and assignments on a daily basis.

G.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of
FINANCIAL STATEMENTS OCTOBER 31, 2014	33

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2014, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2014, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.	Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $41,002,082 and $34,942,759 to Class N and Class I shareholders, respectively, during the year ended October 31, 2014.

The tax character of distributions paid during the fiscal years ended October 31, 2014 and 2013, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2014:	$68,745,792	$7,199,049	$75,944,841	—	$75,944.841
2013:	58,884,439	1,403,307	60,287,746	—	60,287,746

As of October 31, 2014 and 2013, respectively, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total accumulated earnings/ (deficit)
2014:	$405,409	$—	$405,409	$(6,353,632)	$5,613,017	$10,532,595	$10,197,389
2013:	5,511,491	7,196,390	12,707,881	—	20,482,833	(3,283,670)	29,907,044

34

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

The Fund had $6,353,632 of post-December 22, 2010 net capital loss carryforwards as of October 31, 2014, of which $1,839,348 and $4,514,284, is attributable to short-term and long-term capital losses, respectively.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and paydowns on fixed income securities.

To the extent future capital gains are offset by capital loss carryforwards; such gains will not be distributed.

I.	Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.
3.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH also provides administrative services to the Fund. The Fund’s investment advisory fee is calculated daily and paid monthly at an annual rate equivalent to 0.30% per annum on the first $1,000,000,000 of net assets and 0.25% per annum on all net assets over $1,000,000,000. For the year ended October 31, 2014, the Fund incurred $11,337,866 for services under the Agreement.
B.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N shares’ average daily net assets. For the year ended October 31, 2014, Class N shares of the Fund incurred $4,862,583 in shareholder servicing fees.
FINANCIAL STATEMENTS OCTOBER 31, 2014	35

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

C.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction based fee. The fund accounting fee is an asset based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2014, the Fund incurred $341,948 in custody and fund accounting fees. These fees for the Fund were reduced by $2,129 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2014, was $1,468.
D.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2014, the Fund incurred $69,214 in independent Trustee compensation and reimbursements.
4.	Investment Transactions. For the year ended October 31, 2014, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $2,000,282,254 and $1,181,222,917, respectively.
5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N and Class I shares were as follows:
	For the year ended October 31, 2014		For the year ended October 31, 2013
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	153,543,127	$1,589,143,242	147,396,362	$1,531,651,257
Shares issued in connection
with reinvestments of
dividends	3,932,624	40,681,922	3,130,065	32,490,008
Shares redeemed	(112,489,232)	(1,163,755,345)	(110,929,603)	(1,152,579,545)
Net increase	44,986,519	$466,069,819	39,596,824	$411,561,720

36

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

	For the year ended October 31, 2014		For the year ended October 31, 2013
	Shares	Dollars	Shares	Dollars
Class I
Shares sold	194,284,497	$2,010,151,066	137,647,649	$1,430,628,302
Shares issued in connection
with reinvestments of
dividends	3,283,135	33,952,247	2,588,515	26,859,593
Shares redeemed	(90,393,823)	(935,791,009)	(111,889,034)	(1,161,413,988)
Net increase	107,173,809	$1,108,312,304	28,347,130	$296,073,907

6.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to failure of a counterparty to a transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), financial performance or leverage of the issuer (issuer risk), difficulty in being able to purchase or sell a security (liquidity risk), or certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk). The Fund’s use of derivatives creates risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). The Fund invests in asset-backed and mortgage-backed securities (mortgage-backed securities risk) which are subject to the risk that borrowers may default on the obligations that underlie these securities. In addition, these securities may be paid off sooner (prepayment risk) or later than expected which may increase the volatility of securities during periods of fluctuating interest rates. The Fund may invest in bonds issued by foreign governments which may be unable or unwilling to make interest payments and/or repay the principal owed (sovereign debt risk). The Fund’s use of borrowing, in reverse repurchase agreements and investment in some derivatives, involves leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities and may cause the Fund to be more volatile (leverage risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; local, regional or political, social or economic instability;

FINANCIAL STATEMENTS OCTOBER 31, 2014	37

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

and currency and interest rate and price fluctuations (market risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2014 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.
38

BBH LIMITED DURATION FUND
DISCLOSURE OF FUND EXPENSES
October 31, 2014 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2014 to October 31, 2014).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

FINANCIAL STATEMENTS OCTOBER 31, 2014	39

BBH LIMITED DURATION FUND
DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2014 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period May 1, 2014 to October 31, 2014[1]
Class N
Actual	$1,000	$1,002	$2.42
Hypothetical[2]	$1,000	$1,023	$2.45

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period May 1, 2014 to October 31, 2014[1]
Class I
Actual	$1,000	$1,003	$1.51
Hypothetical[2]	$1,000	$1,024	$1.53

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.48% and 0.30% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.
40

BBH LIMITED DURATION FUND
CONFLICTS OF INTEREST
October 31, 2014 (unaudited)

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

FINANCIAL STATEMENTS OCTOBER 31, 2014	41

BBH LIMITED DURATION FUND
CONFLICTS OF INTEREST (continued)
October 31, 2014 (unaudited)

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics.

42

BBH LIMITED DURATION FUND
CONFLICTS OF INTEREST (continued)
October 31, 2014 (unaudited)

With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

FINANCIAL STATEMENTS OCTOBER 31, 2014	43

BBH LIMITED DURATION FUND
ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2014 (unaudited)

BBH Limited Duration Fund (the “Fund”) hereby designates $7,199,049 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

The qualified investment income (QII) percentage for the year ended October 31, 2014 was 70.46%. In January 2015, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

44

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND
(unaudited)

Information pertaining to the Trustees of the BBH Trust (the “Trust”) and executive officers of the Trust is set forth below. The Statement of Additional Information for the BBH Limited Duration Fund includes additional information about the Fund’s Trustees and is available upon request, without charge, by contacting the Fund at 1-800-575-1265.

Name and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years

Independent Trustees
H. Whitney Wagner	Chairman of	Chairman	President, Clear Brook Advisors,	6	None.
	the Board and	Since 2014;	a registered investment advisor.
Birth Date:	Trustee	Trustee
March 3, 1956		Since 2007
and 2006-
2007 with
the
Predecessor
Trust

David P. Feldman	Trustee	Since 2007	Retired.	6	Director of
		and 1992-			Dreyfus
Birth Date:		2007 with			Mutual Funds
November 16, 1939		the			(42 Funds).
Predecessor
Trust

Andrew S. Frazier	Trustee	Since 2010	Consultant to Western World	6	Director of
			Insurance Group, Inc. (“WWIG”)		WWIG.
Birth Date:			(January 2010 to January 2012)
April 8, 1948			CEO of WWIG (1992-2009).

Mark M. Collins	Trustee	Since 2011	Partner of Brown Investment	6	Chairman of
			Advisory Incorporated, a		Dillon Trust
Birth Date:			registered investment advisor.		Company.
November 8, 1956

John M. Tesoro	Trustee	Since 2014	Partner, Certified Public	6	Trustee,
			Accountant, KPMG LLP (Retired		Bridge Builder
Birth Date:			in September 2012).		Trust (1 Fund)
May 23, 1952
Director, Teton
Advisors, Inc.
(a registered
investment
adviser).

FINANCIAL STATEMENTS OCTOBER 31, 2014	45

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND
(unaudited)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years

Interested Trustees
Susan C. Livingston+	Trustee	Since 2011	Partner (since 1998) and Senior	6	None.
Client Advocate (since 2010) for
50 Post Office			BBH&Co., Director of BBH
Square			Luxembourg S.C.A. (since 1992);
Boston, MA 02110			Director of BBH Trust Company
(Cayman) Ltd. (2007 to April
Birth Date:			2011); and BBH Investor Services
February 18, 1957			(London) Ltd. (2001 to April 2011).

John A. Gehret+	Trustee	Since 2011	Limited Partner of BBH&Co.	6	None.
(2012-present); General Partner
140 Broadway			of BBH&Co. (1998 to 2011);
New York, NY 10005			President and Principal Executive
Officer of the Trust (2008-2011).
Birth Date:
April 11, 1959

46

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND
(unaudited)

OFFICERS

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Radford W. Klotz	President and	Since 2011	Partner of BBH&Co. since 1995; joined BBH&Co. in 1977.
Principal
140 Broadway	Executive
New York, NY 10005	Officer

Birth Date:
December 1, 1955

Charles H. Schreiber	Treasurer and	Since 2007	Senior Vice President of BBH&Co. since 2001; joined BBH&Co.
	Principal	2006-2007	in 1999.
140 Broadway	Financial	with the
New York, NY 10005	Officer	Predecessor
Trust
Birth Date:
December 10, 1957

Mark A. Egert	Chief	Since 2011	Senior Vice President of BBH&Co. since June 2011; Partner at
	Compliance		Crowell & Moring LLP (April 2010 to May 2011); and CCO of
140 Broadway	Officer		Cowen and Company (January 2005 to April 2010).
New York, NY 10005	(“CCO”); and
	Anti-Money	Since 2014
Birth Date:	Laundering
May 25, 1962	Officer

Suzan Barron	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel,
BBH&Co. since 2005.
50 Post Office
Square
Boston, MA 02110

Birth Date:
September 5, 1964

Rowena Rothman	Assistant	Since 2011	Vice President of BBH&Co. since 2009.
Treasurer
140 Broadway
New York, NY 10005

Birth Date:
October 24, 1967

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Messrs. Wagner and Feldman previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.
FINANCIAL STATEMENTS OCTOBER 31, 2014	47

Administrator	Investment Adviser
Brown Brothers Harriman & Co.	Brown Brothers Harriman
140 Broadway	Mutual Fund Advisory
New York, NY 10005	Department
140 Broadway
Distributor	New York, NY 10005
Alps Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman
140 Broadway
New York, NY 10005
1-800-575-1265

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

Annual Report

OCTOBER 31, 2014

BBH Core Select

BBH CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2014

BBH Core Select Class N (the “Fund” or “Core Select”) rose by 8.90%, net of fees, during its fiscal year ending October 31, 2014. During the same twelve month period, the S&P 500 Index1 (“S&P 500”) returned 17.27%. For the five years ending October 31, 2014, Core Select has returned 15.22% per year while the S&P 500 has increased by 16.68%.

Core Select seeks to provide shareholders with long-term growth of capital. Fundamental business analysis and a valuation framework that is based on intrinsic value2 are the key elements underlying each Core Select investment. We look for companies that offer all, or most, of the following business and financial attributes: (i) essential products and services, (ii) loyal customers, (iii) leadership in an attractive market niche or industry, (iv) sustainable competitive advantages, (v) high returns on invested capital, and (vi) strong free cash flow. We believe businesses possessing these traits are favorably positioned to protect and grow capital through varying economic and market environments. In addition, we seek to invest in companies whose managers have high levels of integrity, are excellent operators, and are good capital allocators. Pursuant to our goal of not losing money on any single investment, we explicitly identify key risks outside of company management’s control so that we can fully consider the range of potential outcomes for each business. When a company meets our investment criteria and desired risk profile, we will consider establishing a position if its market price reaches 75% or less of our intrinsic value estimate. We maintain a buy-and-own approach with holding periods often reaching 3-5 years or longer. We will typically sell an investment if it appreciates to a level near our estimate of intrinsic value. Our long-term performance goals are not driven by benchmark comparisons, but instead are focused on the achievement of attractive absolute returns over full market cycles.

Fiscal year 2014 saw continued gains in large capitalization equities, with the S&P 500 Index reaching an all-time high. While broad economic trends remain somewhat lackluster, a combination of strong corporate earnings, share repurchases, rising investor sentiment and equity-directed asset flows have driven stock prices to tremendous gains over the last several years. Although the Fund has participated in these gains, our capital preservation imperative has led us to develop a more cautious perspective based on our view that financial asset price inflation has run well ahead of underlying economic performance. In our view, this divergence presents the risk of valuation excesses in equities as well as fixed income. We believe that aggressive monetary intervention by global central banks has been a major factor in this

[1]	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.
[2]	We prepare proprietary financial models for each Core Select company in order to determine an estimate of intrinsic value. Discounted cash flow analysis is the primary quantitative model used in our research process. We supplement our discounted cash flow work with other quantitative analyses, such as economic profit models, internal rate of return models, and free cash flow multiples.
2

BBH CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2014

dichotomy, and we foresee the potential for increased market volatility when such policies are normalized. We are also alert to the possibility that yield-chasing behavior, momentum and an excess of credit creation — all features of a loose monetary environment — may be pushing equity valuations to levels that limit further upside or present risks of a correction. Accordingly, we are acting with a heightened degree of caution. Our consistent goal is to minimize both business risk and price risk by applying our demanding qualitative criteria and using an intrinsic value framework to maintain a margin of safety in our holdings.

During fiscal 2014 we added three new companies to the Core Select portfolio: Zoetis, the leading global provider of animal health products; Unilever, a world leader in the food, home and personal care markets; and Oracle, one of the foremost providers of enterprise infrastructure software. We believe these companies possess very strong competitive positions in attractive end markets and are run by operationally savvy management teams focused on long-term value creation.

We exited two positions during the fiscal year: Johnson & Johnson and Pepsico. Johnson & Johnson and Pepsico were mid-sized positions that generated solid total returns for us over several years despite interim challenges in the respective businesses. Both companies’ share prices had achieved our intrinsic value estimates.

Our largest positive contributors in fiscal 2014 were Berkshire Hathaway, Microsoft, Wells Fargo, Novartis and Comcast. Berkshire Hathaway and Comcast, which have both been large positions in Core Select for several years, continued to benefit from strong business execution and adherence to top-quality capital allocation principles. Investor sentiment toward Microsoft has markedly improved as the company has made substantial progress on its strategic realignment toward a cloud-oriented approach focused on platforms and services. Wells Fargo has grown its earnings per share and solidified its capital position even as thin lending spreads have offset solid organic loan growth. Novartis benefited from stronger sales growth, favorable pipeline developments and a well-received corporate realignment program.

The largest detractors from the Fund’s performance in fiscal 2014 were Bed, Bath & Beyond and Southwestern Energy. Bed Bath & Beyond’s shares have been pressured by a combination of weak retail sales trends and the ongoing margin impact of promotional activity and substantial investment spending related to e-commerce infrastructure, store experience and overhead consolidation. Our view is that the key issues affecting the company are largely cyclical rather than structural, and we are pleased that the management team has maintained its ‘owner-operator’ business approach, as evidenced by its proactive long-term investments and an aggressive share repurchase program. Southwestern’s shares have fallen primarily due to weaker natural gas prices and investor concerns related to the announcement of a sizeable asset purchase in the Marcellus region. We believe that the company’s proven operational efficiency and consistent focus on returns gives it the ability to create long-term economic value even in the context of volatile commodity prices.

FINANCIAL STATEMENTS OCTOBER 31, 2014	3

BBH CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2014

As of October 31, 2014, Core Select held positions in 31 companies, with approximately 43% of the assets in the ten largest holdings. The Fund ended the fiscal year trading at roughly 84% of our weighted average underlying intrinsic value estimates. With the price-to-intrinsic value relationship remaining near historically high levels for both our current holdings and many of our ‘wish list’ stocks, our selling and trimming activity has outpaced our opportunities to make new investments or add to existing positions at appropriate discounts. Consequently, the Fund’s cash and cash equivalents position remained somewhat high at 7% as of the end of the fiscal year.

The Core Select investment team remains focused on the careful and patient application of our investment criteria and valuation requirements. Our bottom-up research work emphasizes business quality, industry structures, growth opportunities, management skill and corporate culture. We use absolute, not relative methods to estimate companies’ intrinsic values, and we use the movement of market prices around these intrinsic value estimates to construct and manage a concentrated portfolio of high-quality businesses that have the potential to create sustained shareholder value over many years.

4

BBH CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2014

Growth of $10,000 Invested in BBH Core Select

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund over the ten years ended October 31, 2014 as compared to the S&P 500.

The annualized gross expense ratios as in the February 28, 2014 prospectus for Class N and Retail Class shares were 1.09% and 1.42%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in an index.
FINANCIAL STATEMENTS OCTOBER 31, 2014	5

BBH CORE SELECT
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of
BBH Core Select:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Core Select (a series of BBH Trust) (the “Fund”) as of October 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Core Select as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2014

6

BBH CORE SELECT
PORTFOLIO ALLOCATION
October 31, 2014

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Basic Materials	$238,615,722	3.8%
Communications	911,138,994	14.7
Consumer Cyclical	453,489,592	7.3
Consumer Non-Cyclical	1,283,374,099	20.6
Energy	646,058,099	10.4
Financials	1,397,918,369	22.5
Industrials	171,197,282	2.8
Technology	678,584,486	10.9
Repurchase Agreements	168,000,000	2.7
U.S. Treasury Bills	269,993,250	4.3
Liabilities in Excess of Other Assets	(1,986,976)	(0.0)
NET ASSETS	$6,216,382,917	100.0%

All data as of October 31, 2014. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	7

BBH CORE SELECT
PORTFOLIO OF INVESTMENTS
October 31, 2014

Shares		Value
	COMMON STOCKS (93.0%)
	BASIC MATERIALS (3.8%)
1,828,232	Celanese Corp. (Series A)	$107,372,065
1,041,699	Praxair, Inc.	131,243,657
	Total Basic Materials	238,615,722

	COMMUNICATIONS (14.7%)
6,550,911	Comcast Corp. (Class A)	362,592,924
1,329,231	eBay, Inc.[1]	69,784,628
274,892	Google, Inc. (Class A)[1]	156,102,920
274,892	Google, Inc. (Class C)[1]	153,686,619
5,427,916	Liberty Interactive Corp. (Class A)[1]	141,885,724
771,686	Liberty Ventures (Series A)[1]	27,086,179
	Total Communications	911,138,994

	CONSUMER CYCLICAL (7.3%)
2,558,368	Bed, Bath & Beyond, Inc.[1]	172,280,501
2,926,282	Target Corp.	180,902,753
1,315,148	Wal-Mart Stores, Inc.	100,306,338
	Total Consumer Cyclical	453,489,592

	CONSUMER NON-CYCLICAL (20.6%)
2,895,286	Baxter International, Inc.	203,075,360
1,012,225	DENTSPLY International, Inc.	51,390,663
1,296,140	Diageo, Plc. ADR	152,905,636
552,574	Henry Schein, Inc.[1]	66,325,457
3,326,620	Nestle SA ADR	243,941,045
3,063,899	Novartis AG ADR	283,992,798
2,350,450	Unilever NV (NY Shares)	91,032,929
5,132,137	Zoetis, Inc.	190,710,211
	Total Consumer Non-Cyclical	1,283,374,099

The accompanying notes are an integral part of these financial statements.

8

BBH CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Shares		Value
	COMMON STOCKS (continued)
	ENERGY (10.4%)
2,153,290	EOG Resources, Inc.	$204,670,215
1,563,243	Occidental Petroleum Corp.	139,019,200
1,668,944	Schlumberger, Ltd.	164,658,015
4,235,948	Southwestern Energy Co.[1]	137,710,669
	Total Energy	646,058,099

	FINANCIALS (22.5%)
1,903	Berkshire Hathaway, Inc. (Class A)[1]	399,630,000
2,328,638	Chubb Corp.	231,373,472
6,548,913	Progressive Corp.	172,956,792
7,105,691	US Bancorp	302,702,436
5,486,074	Wells Fargo & Co.	291,255,669
	Total Financials	1,397,918,369

	INDUSTRIALS (2.8%)
3,501,683	Waste Management, Inc.	171,197,282
	Total Industrials	171,197,282

	TECHNOLOGY (10.9%)
5,473,394	Microsoft Corp.	256,975,848
5,151,375	Oracle Corp.	201,161,194
2,807,890	QUALCOMM, Inc.	220,447,444
	Total Technology	678,584,486
	Total Common Stocks (Identified cost $4,169,098,971)	5,780,376,643

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	9

BBH CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	REPURCHASE AGREEMENTS (2.7%)
$168,000,000	National Australia Bank (Agreement dated
	10/31/2014 collateralized by U.S. Treasury
	Note 1.500%, due 5/31/2019, valued at
	$171,360,000)	11/03/14	0.100%	$168,000,000
	Total Repurchase Agreements
	(Identified cost $168,000,000)			168,000,000

	U.S. TREASURY BILLS (4.3%)
270,000,000	U.S. Treasury Bill	01/02/15	0.034	269,993,250
	Total U.S. Treasury Bills
	(Identified cost $269,984,328)			269,993,250
TOTAL INVESTMENTS (Identified cost $4,607,083,299)[2]			100.0%	$6,218,369,893
LIABILITIES IN EXCESS OF OTHER ASSETS			(0.0)%	(1,986,976)
NET ASSETS			100.0%	$6,216,382,917

[1]	Non-income producing security.
[2]	The aggregate cost for federal income tax purposes is $4,608,107,620, the aggregate gross unrealized appreciation is $1,622,472,172 and the aggregate gross unrealized depreciation is $12,209,899, resulting in net unrealized appreciation of $1,610,262,273.

Abbreviations:

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

10

BBH CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three levels defined by the fair value hierarchy are as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical investments.
—	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	11

BBH CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2014.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2014
Basic Materials	$238,615,722	$—	$—	$238,615,722
Communications	911,138,994	—	—	911,138,994
Consumer Cyclical	453,489,592	—	—	453,489,592
Consumer Non-Cyclical	1,283,374,099	—	—	1,283,374,099
Energy	646,058,099	—	—	646,058,099
Financials	1,397,918,369	—	—	1,397,918,369
Industrials	171,197,282	—	—	171,197,282
Technology	678,584,486	—	—	678,584,486
Repurchase Agreements	—	168,000,000	—	168,000,000
U.S. Treasury Bills	—	269,993,250	—	269,993,250
Investments, at value	$5,780,376,643	$437,993,250	$—	$6,218,369,893

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2014, based on the valuation input levels on October 31, 2013.

The accompanying notes are an integral part of these financial statements.

12

BBH CORE SELECT
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2014

ASSETS:
Investments in securities, at value (Identified cost $4,439,083,299)	$6,050,369,893
Repurchase agreements (Identified cost $168,000,000)	168,000,000
Cash	2,383,484
Receivables for:
Dividends	6,620,070
Shares sold	1,203,520
Investment advisory and administrative fees waiver reimbursement	214,534
Interest	8,456
Prepaid assets	21,648
Total Assets	6,228,821,605
LIABILITIES:
Payables for:
Shares redeemed	6,431,053
Investment advisory and administrative fees	4,131,380
Shareholder servicing fees	1,291,056
Custody and fund accounting fees	229,633
Distributors fees	90,008
Transfer agent fees	41,921
Professional fees	39,217
Board of Trustees’ fees	1,243
Accrued expenses and other liabilities	183,177
Total Liabilities	12,438,688
NET ASSETS	$6,216,382,917
Net Assets Consist of:
Paid-in capital	$4,474,080,714
Undistributed net investment income	33,434,756
Accumulated net realized gain on investments in securities	97,580,853
Net unrealized appreciation/(depreciation) on investments in securities	1,611,286,594
Net Assets	$6,216,382,917
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($5,815,889,768 ÷ 258,270,330 shares outstanding)	$22.52
RETAIL CLASS SHARES
($400,493,149 ÷ 27,325,895 shares outstanding)	$14.66

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	13

BBH CORE SELECT
STATEMENT OF OPERATIONS
For the year ended October 31, 2014

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $2,753,389)	$101,904,517
Interest and other income	238,133
Total Income	102,142,650
Expenses:
Investment advisory and administrative fees	49,273,241
Shareholder servicing fees	15,397,888
Distributors fees	1,047,314
Transfer agent fees	529,821
Custody and fund accounting fees	388,301
Board of Trustees’ fees	71,694
Professional fees	65,380
Miscellaneous expenses	599,687
Total Expenses	67,373,326
Investment advisory and administrative fees waiver	(4,816,208)
Expense offset arrangement	(1,460)
Net Expenses	62,555,658
Net Investment Income	39,586,992
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	98,627,332
Net change in unrealized appreciation/(depreciation) on investments in securities	379,135,499
Net Realized and Unrealized Gain	477,762,831
Net Increase in Net Assets Resulting from Operations	$517,349,823

The accompanying notes are an integral part of these financial statements.

14

BBH CORE SELECT
STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2014	2013
INCREASE IN NET ASSETS:
Operations:
Net investment income	$39,586,992	$31,528,037
Net realized gain on investments in securities	98,627,332	123,026,915
Net change in unrealized appreciation/(depreciation)
on investments in securities	379,135,499	889,161,832
Net increase in net assets resulting from
operations	517,349,823	1,043,716,784
Dividends and distributions declared:
From net investment income:
Class N	(27,057,658)	(18,092,926)
Retail Class	(1,711,179)	(1,134,306)
From net realized gains:
Class N	(112,946,824)	(43,389,167)
Retail Class	(10,987,737)	(5,651,933)
Total dividends and distributions declared	(152,703,398)	(68,268,332)
Share transactions:
Proceeds from sales of shares	1,074,403,293	2,402,011,647
Net asset value of shares issued to shareholders for
reinvestment of dividends and distributions	118,110,394	52,357,695
Proceeds from short-term redemption fees	17,440	34,753
Cost of shares redeemed	(1,352,916,979)	(734,404,450)
Net increase (decrease) in net assets resulting
from share transactions	(160,385,852)	1,719,999,645
Total increase in net assets	204,260,573	2,695,448,097
NET ASSETS:
Beginning of year	6,012,122,344	3,316,674,247
End of year (including undistributed net investment
income of $33,434,756 and $22,616,601, respectively)	$6,216,382,917	$6,012,122,344

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	15

BBH CORE SELECT
FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$21.21	$17.46	$15.07	$13.91	$11.93
Income from investment operations:
Net investment income[1]	0.14	0.13	0.10	0.12	0.07
Net realized and unrealized gain	1.70	3.95	2.54	1.15	1.96
Total income from investment operations	1.84	4.08	2.64	1.27	2.03
Less dividends and distributions:
From net investment income	(0.10)	(0.10)	(0.07)	(0.07)	(0.05)
From net realized gains	(0.43)	(0.23)	(0.18)	(0.04)	—
Total dividends and distributions	(0.53)	(0.33)	(0.25)	(0.11)	(0.05)
Short-term redemption fees[1,2]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$22.52	$21.21	$17.46	$15.07	$13.91
Total return	8.90%	23.78%	17.86%	9.19%	17.11%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$5,816	$5,645	$3,049	$809	$362
Ratio of expenses to average net assets
before reductions	1.07%	1.09%	1.12%	1.14%	1.18%
Fee waiver	0.07%[3]	0.09%[3]	0.12%[3]	0.13%[3]	0.06%[3]
Expense offset arrangement	0.00%[4]	0.00%[4]	0.00%[4]	0.01%	0.01%
Ratio of expenses to average net assets
after reductions	1.00%	1.00%	1.00%	1.00%	1.11%
Ratio of net investment income to average
net assets	0.66%	0.65%	0.63%	0.85%	0.55%
Portfolio turnover rate	8%	12%	14%	17%	19%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	The ratio of expenses to average net assets for the fiscal years ended October 31, 2014, 2013, 2012, 2011 and 2010, reflect fees reduced as result of a contractual operating expense limitation of the share class to 1.00%. The agreement is effective for the period beginning on July 14, 2010 through April 1, 2014, and has been renewed by all parties to the agreement through March 1, 2016. For the fiscal years ended October 31, 2014, 2013, 2012, 2011 and 2010, the waived fees were $4,238,260, $3,983,262, $1,853,202, $793,607 and $177,639, respectively.
[4]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

16

BBH CORE SELECT
FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Retail Class share outstanding throughout each period.

	For the years ended October 31,			For the period from March 25, 2011 (commencement of operations) to
	2014	2013	2012	October 31, 2011
Net asset value, beginning of period	$13.99	$11.61	$10.11	$10.00
Income from investment operations:
Net investment income[1]	0.06	0.06	0.05	0.02
Net realized and unrealized gain	1.11	2.60	1.69	0.09
Total income from investment operations	1.17	2.66	1.74	0.11
Less dividends and distributions:
From net investment income	(0.07)	(0.05)	(0.06)	—
From net realized gains	(0.43)	(0.23)	(0.18)	—
Total dividends and distributions	(0.50)	(0.28)	(0.24)	—
Short-term redemption fees[1,2]	0.00	0.00	0.00	0.00
Net asset value, end of period	$14.66	$13.99	$11.61	$10.11
Total return	8.63%	23.42%	17.64%	1.10%

Ratios/Supplemental data:
Net assets, end of period (in millions)	$400	$367	$267	$185
Ratio of expenses to average net assets
before reductions	1.40%	1.42%	1.43%	1.59%[3]
Fee waiver	0.15%[4]	0.17%[4]	0.18%[4]	0.33%[3,4]
Expense offset arrangement	0.00%[5]	0.00%[5]	0.00%[5]	0.01%[3]
Ratio of expenses to average net assets
after reductions	1.25%	1.25%	1.25%	1.25%[3]
Ratio of net investment income to average
net assets	0.40%	0.44%	0.50%	0.37%[3]
Portfolio turnover rate	8%	12%	14%	17%[6]

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Annualized.
[4]	The ratio of expenses to average net assets for the fiscal years ended October 31, 2014, 2013, 2012 and period ended October 31, 2011, reflect fees reduced as result of a contractual operating expense limitation of the share class to 1.25%. The agreement is effective for the period beginning on July 14, 2010 through April 1, 2014, and has been renewed by all parties to the agreement through March 1, 2016. For fiscal years ended October 31, 2014, 2013, 2012 and period ended October 31, 2011, the waived fees were $577,948, $568,410, $633,118 and $133,178, respectively.
[5]	Less than 0.01%.
[6]	Represents Fund portfolio turnover for the twelve months ended October 31, 2011.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	17

BBH CORE SELECT
NOTES TO FINANCIAL STATEMENTS
As of and for the year ended October 31, 2014

1.	Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on November 2, 1998. On February 20, 2001, the Board of Trustees (“Board”) of the Trust reclassified the Fund’s outstanding shares as “Class N”. On October 1, 2010, the Board established a new class of shares designated as “Retail Class”, which commenced operations on March 25, 2011. Class N and Retail Class shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Retail Class shares convert to any other share class of the Fund. Effective November 30, 2012, subject to certain exceptions, the Fund closed to new investors. See the Fund’s prospectus for details. As of October 31, 2014, there were six series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board; (4) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.
B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital or a capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.
18

BBH CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser. The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The investment adviser, custodian or sub-custodian will monitor the value of the underlying collateral each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (MRA) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Lastly, the MRA does not preclude the Fund from selling, transferring, pledging or hypothecating the underlying collateral but no such transaction shall relieve the Fund of its obligation to transfer the collateral to the counterparty upon the latter’s repurchase of the securities.

The Fund’s repurchase agreements as of October 31, 2014 are shown on a gross basis and the required disclosures under Accounting Standards Update (“ASU”) 2013-01 are shown in the Portfolio of Investments. Repurchase agreements are subject to credit risks.

E.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale”
FINANCIAL STATEMENTS OCTOBER 31, 2014	19

BBH CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2014, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2014, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

F.	Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amounts of $140,004,482 and $12,698,916 to Class N shares and Retail Class shareholders, respectively, during the year ended October 31, 2014.

The tax character of distributions paid during the fiscal years ended October 31, 2014 and 2013, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2014:	$57,474,808	$95,228,590	$152,703,398	—	$152,703,398
2013:	19,227,232	49,041,100	68,268,332	—	68,268,332

As of October 31, 2014 and 2013, respectively, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
	Undistributed Ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total accumulated earnings/ (deficit)
2014:	$51,831,756	$80,208,174	$132,039,930	—	$(1,024,321)	$1,611,286,594	$1,742,302,203
2013:	51,311,687	95,217,318	146,529,005	—	(1,024,321)	1,232,151,095	1,377,655,779

20

BBH CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

The Fund did not have a net capital loss carryforward at October 31, 2014.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

To the extent future capital gains are offset by capital loss carryforwards; such gains will not be distributed.

G.	Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.
3.	Recent Accounting Pronouncements. On June 12, 2014, FASB issued ASU 2014-11, “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”, which changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. It also requires enhanced disclosures about repurchase agreements and other similar transactions. The accounting changes and disclosure guidance are effective for public entities for the first interim or annual period after December 15, 2014. Early adoption is not permitted for public companies. Management is currently evaluating the application of ASU 2014-11 and its impact, if any, on the Fund’s financial statements.
4.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH also provides administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.80% of the Fund’s average daily net assets. For the year ended October 31, 2014, the Fund incurred $49,273,241 under the Agreement.
FINANCIAL STATEMENTS OCTOBER 31, 2014	21

BBH CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

B.	Investment Advisory and Administrative Fee Waivers. Effective July 14, 2010, the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and for Retail Class, amounts payable pursuant to any plan adopted in accordance with Rule 12b-1) of Class N and Retail Class to 1.00%. The agreement will terminate on March 1, 2016, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2014, the Investment Adviser waived fees in the amount of $4,238,260 and $577,948 for Class N and Retail Class, respectively.
C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.25% of Class N and Retail Class shares’ average daily net assets. For the year ended October 31, 2014, the Fund incurred shareholder servicing fees in the amount of $14,433,560 and $964,328 for Class N and Retail Class, respectively.
D.	Distribution (12b-1) Fees. The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost the shareholder more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund. With this agreement, it is anticipated that total operating expenses for Retail Class shares will be 1.25% of the average daily net assets. For the year ended October 31, 2014, Retail Class shares of the Fund incurred $964,106 for Distribution (12b-1) Fees.
E.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction based fee. The fund accounting fee is an asset based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2014, the Fund incurred $388,301 in custody and fund accounting fees. These fees for the Fund were reduced by $1,460 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2014, was $90.
22

BBH CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

F.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2014, the Fund incurred $71,694 in independent Trustee compensation and reimbursements.
5.	Investment Transactions. For the year ended October 31, 2014, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $521,336,277 and $441,321,510, respectively.
6.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N and Retail Class shares of beneficial interest at no par value. Transactions in Class N and Retail Class shares were as follows:
	For the year ended October 31, 2014		For the year ended October 31, 2013
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	43,745,874	$954,633,344	120,400,382	$2,246,685,881
Shares issued in connection
with reinvestments of
dividends	5,140,430	106,355,485	2,639,087	45,602,628
Proceeds from short-term
redemption fees	N/A	14,641	N/A	26,513
Shares redeemed	(56,691,028)	(1,235,840,473)	(31,580,112)	(607,487,761)
Net increase (decrease)	(7,804,724)	$(174,837,003)	91,459,357	$1,684,827,261
Retail Class
Shares sold	8,464,231	$119,769,949	12,517,484	$155,325,766
Shares issued in connection
with reinvestments of
dividends	870,734	11,754,909	591,512	6,755,067
Proceeds from short-term
redemption fees	N/A	2,799	N/A	8,240
Shares redeemed	(8,266,193)	(117,076,506)	(9,887,218)	(126,916,689)
Net increase	1,068,772	$14,451,151	3,221,778	$35,172,384

FINANCIAL STATEMENTS OCTOBER 31, 2014	23

BBH CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

7.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation (market risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign tax risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2014 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.
24

BBH CORE SELECT
DISCLOSURE OF FUND EXPENSES
October 31, 2014 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2014 to October 31, 2014).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

FINANCIAL STATEMENTS OCTOBER 31, 2014	25

BBH CORE SELECT
DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2014 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period May 1, 2014 to October 31, 2014[1]
Class N
Actual	$1,000	$1,027	$5.11
Hypothetical[2]	$1,000	$1,020	$5.09

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2014 to
	May 1, 2014	October 31, 2014	October 31, 2014[1]
Retail Class
Actual	$1,000	$1,026	$6.38
Hypothetical[2]	$1,000	$1,019	$6.36

[1]	Expenses are equal to the Fund’s annualized expense ratio of 1.00% and 1.25% for Class N and Retail Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expense ratio for each class of shares is subtracted from the assumed return before expenses.
26

BBH CORE SELECT
CONFLICTS OF INTEREST
October 31, 2014 (unaudited)

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

FINANCIAL STATEMENTS OCTOBER 31, 2014	27

BBH CORE SELECT
CONFLICTS OF INTEREST (continued)
October 31, 2014 (unaudited)

The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH client accounts, including in connection with BBH client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BBH client accounts. To the extent that BBH uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH.

BBH may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH believes are useful in its investment decision-making process. BBH may from time to time choose not to engage in the above described arrangements to varying degrees. BBH may also enter into commission sharing arrangements under which BBH may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BBH. To the extent that BBH engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

28

BBH CORE SELECT
CONFLICTS OF INTEREST (continued)
October 31, 2014 (unaudited)

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

FINANCIAL STATEMENTS OCTOBER 31, 2014	29

BBH CORE SELECT
CONFLICTS OF INTEREST (continued)
October 31, 2014 (unaudited)

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

30

BBH CORE SELECT
ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2014 (unaudited)

BBH Core Select (the “Fund”) hereby designates $95,228,590 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $57,474,808 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2014. In January 2015, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

100% of the ordinary income dividends paid by the Fund during the year ended October 31, 2014 qualifies for the dividends received deduction available to corporate shareholders.

FINANCIAL STATEMENTS OCTOBER 31, 2014	31

TRUSTEES AND OFFICERS OF BBH CORE SELECT
(unaudited)

Information pertaining to the Trustees of the BBH Trust (the “Trust”) and executive officers of the Trust is set forth below. The Statement of Additional Information for the BBH Core Select Fund includes additional information about the Fund’s Trustees and is available upon request, without charge, by contacting the Fund at 1-800-575-1265.

Name and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Date: March 3, 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006- 2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	6	None.
David P. Feldman Birth Date: November 16, 1939	Trustee	Since 2007 and 1992- 2007 with the Predecessor Trust	Retired.	6	Director of Dreyfus Mutual Funds (42 Funds).
Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012) CEO of WWIG (1992-2009).	6	Director of WWIG.
Mark M. Collins Birth Date: November 8, 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	6	Chairman of Dillon Trust Company.
John M. Tesoro Birth Date: May 23, 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (Retired in September 2012).	6	Trustee, Bridge Builder Trust (1 Fund) Director, Teton Advisors, Inc. (a registered investment adviser).

32

TRUSTEES AND OFFICERS OF BBH CORE SELECT
(unaudited)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Date: February 18, 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co., Director of BBH Luxembourg S.C.A. (since 1992); Director of BBH Trust Company (Cayman) Ltd. (2007 to April 2011); and BBH Investor Services (London) Ltd. (2001 to April 2011).	6	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Date: April 11, 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011); President and Principal Executive Officer of the Trust (2008-2011).	6	None.

FINANCIAL STATEMENTS OCTOBER 31, 2014	33

TRUSTEES AND OFFICERS OF BBH CORE SELECT
(unaudited)

OFFICERS

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Radford W. Klotz 140 Broadway New York, NY 10005 Birth Date: December 1, 1955	President and Principal Executive Officer	Since 2011	Partner of BBH&Co. since 1995; joined BBH&Co. in 1977.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Date: December 10, 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Mark A. Egert 140 Broadway New York, NY 10005 Birth Date: May 25, 1962	Chief Compliance Officer (“CCO”); and Anti-Money Laundering Officer	Since 2011 Since 2014	Senior Vice President of BBH&Co. since June 2011; Partner at Crowell & Moring LLP (April 2010 to May 2011); and CCO of Cowen and Company (January 2005 to April 2010).
Suzan Barron 50 Post Office Square Boston, MA 02110 Birth Date: September 5, 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Rowena Rothman 140 Broadway New York, NY 10005 Birth Date: October 24, 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Messrs. Wagner and Feldman previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.
34

Administrator	Investment Adviser
Brown Brothers Harriman & Co.	Brown Brothers Harriman
140 Broadway	Mutual Fund Advisory
New York, NY 10005	Department
140 Broadway
Distributor	New York, NY 10005
Alps Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
(800) 575-1265

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available upon request by calling the toll-free number listed above. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

35

Annual Report

OCTOBER 31, 2014

BBH Global Core Select

BBH GLOBAL CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2014

BBH Global Core Select Class N (“Global Core Select” or “the Fund”) rose by 3.01%, net of fees, during its fiscal year ending October 31, 2014. During the same twelve-month period, the MSCI World Index1 (“MSCI World”) returned 8.67%. From inception through October 31, 2014, Global Core Select has returned 13.21% while the MSCI World has increased by 22.94%.

Global Core Select seeks to provide shareholders with long-term growth of capital. Fundamental business analysis and a valuation framework that is based on intrinsic value2 are the key elements underlying each Global Core Select investment. We look for companies that offer all, or most, of the following business and financial attributes: (i) essential products and services, (ii) loyal customers, (iii) leadership in an attractive market niche or industry, (iv) sustainable competitive advantages, (v) high returns on invested capital, and (vi) strong free cash flow. We believe businesses possessing these traits are favorably positioned to protect and grow capital through varying economic and market environments. In addition, we seek to invest in companies whose managers have high levels of integrity, are excellent operators, and are good capital allocators. Pursuant to our goal of not losing money on any single investment, we explicitly identify key risks outside of company management’s control so that we can fully consider the range of potential outcomes for each business. When a company meets our investment criteria and desired risk profile, we will consider establishing a position if its market price reaches 75% or less of our intrinsic value estimate. We maintain a buy-and-own approach with holding periods often reaching 3-5 years or longer. We will typically sell an investment if it appreciates to a level near our estimate of intrinsic value. Our long-term performance goals are not driven by benchmark comparisons, but instead are focused on the achievement of attractive absolute returns over full market cycles.

Fiscal year 2014 saw continued gains in global equity markets, with the MSCI World reaching an all-time high in July. While economic challenges remain in both developing and developed markets, a combination of strong corporate earnings, share repurchases, rising investor sentiment and equity-directed asset flows have driven stock prices to tremendous gains over the last several years. Although the Fund has participated in these gains, our capital preservation imperative has led us to develop a more cautious perspective based on our view that financial asset price inflation has run well ahead of underlying economic performance. In our view, this divergence presents the risk of valuation excesses in equities as well as fixed income. We believe that aggressive monetary intervention by global central banks has been a major factor in this dichotomy, and we foresee the potential for increased market volatility when such policies are normalized. We are also alert to the possibility that yield-chasing behavior, momentum and an excess of credit creation — all features of a loose monetary environment — may be pushing equity valuations to levels that limit further upside or present risks of a correction. Accordingly, we are acting with a heightened degree of caution. Our consistent goal is to minimize both business risk and price risk by applying our demanding qualitative criteria and using an intrinsic value framework to maintain a margin of safety in our holdings.

During fiscal 2014 we added four new companies to the Global Core Select portfolio: Zoetis, the leading global provider of animal health products; Unilever, a world leader in the food, home and personal care

[1]	MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
[2]	We prepare proprietary financial models for each Core Select company in order to determine an estimate of intrinsic value. Discounted cash flow analysis is the primary quantitative model used in our research process. We supplement our discounted cash flow work with other quantitative analyses, such as economic profit models, internal rate of return models, and free cash flow multiples.
2

BBH GLOBAL CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2014

markets; Oracle, one of the foremost providers of enterprise infrastructure software; and Lundin Petroleum, an energy exploration and production company with attractive assets in Norway and Malaysia, among other regions. We believe these companies possess very strong competitive positions in attractive end markets and are run by operationally savvy management teams focused on long-term value creation.

We exited two positions during the fiscal year: Tesco and PepsiCo. PepsiCo had been a mid-sized position that generated attractive returns for us over our ownership period. We exited the position when the price approached our estimate of intrinsic value. Tesco was a disappointing investment which could not overcome the challenge of an increasingly competitive British grocery environment. We exited our position following the company’s disclosure of accounting irregularities as it presented a risk that historical operating results may have been inflated and therefore may not be a reliable basis for analysis of the company’s earnings power. This level of uncertainty and associated erosion of a margin of safety led to our decision to exit.

Our largest positive contributors in fiscal 2014 were Microsoft, Wells Fargo, and Novartis. Investor sentiment toward Microsoft has markedly improved as the company has made substantial progress on its strategic realignment toward a cloud-oriented approach focused on platforms and services. Wells Fargo has grown its earnings per share and solidified its capital position even as thin lending spreads have offset solid organic loan growth. Novartis benefited from stronger sales growth, favorable pipeline developments and a well-received corporate realignment program.

In addition to Tesco, the largest detractors from the Fund’s performance in fiscal 2014 were Sanofi and Lundin Petroleum. Sanofi’s decline came after a cautious pricing outlook for its flagship diabetes franchise and the Board of Directors’ unexpected removal of the CEO. We were surprised by the company’s comments regarding the apparent need for heavy rebates on diabetes drugs and are undertaking an evaluation of Sanofi’s competitive position and pricing strategy. We believe the company’s other businesses are executing well; Sanofi is positioned favorably towards emerging markets and biologics in the face of significant patent expirations and cost containment and it has strengthened its position in attractive market segments. Lundin has faced negative sentiment surrounding weaker hydrocarbon prices. However, the company’s development pipeline remains on schedule and we expect accelerating production growth over the coming years.

As of October 31, 2014, Global Core Select held positions in 33 companies, with approximately 42% of the assets in the ten largest holdings. The Fund ended the fiscal year trading at roughly 82% of our weighted average underlying intrinsic value estimates. While the price-to-intrinsic value relationship remains high for both our current holdings and many of our ‘wish list’ stocks, we have been able to find a select few investments trading at or below our 75% price-to-intrinsic-value threshold. Consequently, we have reduced our cash and cash equivalents over the year, but it remained at approximately 6% at the end of the fiscal year.

The Global Core Select investment team remains focused on the careful and patient application of our investment criteria and valuation requirements in all markets around the world. Our bottom-up research work emphasizes business quality, industry structures, growth opportunities, management skill and corporate culture. We use absolute, not relative methods to estimate companies’ intrinsic values, and we use the movement of market prices around these intrinsic value estimates to construct and manage a concentrated portfolio of high-quality businesses that have the potential to create sustained shareholder value over many years.

FINANCIAL STATEMENTS OCTOBER 31, 2014	3

BBH GLOBAL CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2014

Growth of $10,000 Invested in BBH Global Core Select

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund since inception, March 28, 2013 as compared to the MSCI World Index.

The annualized gross expense ratios as in the February 28, 2014 prospectus for Class N and Retail Class shares were 1.87% and 4.88%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI World Index has been adjusted to reflect reinvestment of dividends on securities. The MSCI World Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in an index.
4

BBH GLOBAL CORE SELECT
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Global Core Select:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Global Core Select (a series of BBH Trust) (the “Fund”) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended October 31, 2014 and for the period from March 28, 2013 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Global Core Select as of October 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from March 28, 2013 (commencement of operations) to October 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2014

FINANCIAL STATEMENTS OCTOBER 31, 2014	5

BBH GLOBAL CORE SELECT
PORTFOLIO ALLOCATION
October 31, 2014

COUNTRY DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Canada	$8,229,596	6.4%
Curacao	3,418,569	2.6
France	7,522,104	5.8
Germany	6,880,483	5.3
Netherlands	4,672,863	3.6
Norway	2,171,071	1.7
Sweden	5,382,452	4.2
Switzerland	12,251,391	9.5
United Kingdom	7,814,274	6.1
United States	63,106,981	49.0
Repurchase Agreements	5,000,000	3.9
Cash and Other Assets in Excess of Liabilities	2,446,777	1.9
NET ASSETS	$128,896,561	100.0%

All data as of October 31, 2014. The Fund’s country diversification is expressed as a percentage of net assets and may vary over time. The Fund’s country diversification is based on the respective security’s country of incorporation.

The accompanying notes are an integral part of these financial statements.

6

BBH GLOBAL CORE SELECT
PORTFOLIO ALLOCATION (continued)
October 31, 2014

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Basic Materials	$13,421,920	10.4%
Communications	13,867,610	10.8
Consumer Cyclical	15,595,680	12.1
Consumer Non-Cyclical	30,754,793	23.9
Energy	16,010,484	12.4
Financials	13,349,814	10.3
Technology	18,449,483	14.3
Repurchase Agreements	5,000,000	3.9
Cash and Other Assets in Excess of Liabilities	2,446,777	1.9
NET ASSETS	$128,896,561	100.0%

All data as of October 31, 2014. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	7

BBH GLOBAL CORE SELECT
PORTFOLIO OF INVESTMENTS
October 31, 2014

Shares		Value
	COMMON STOCKS (94.2%)
	CANADA (6.4%)
	ENERGY
98,800	ARC Resources, Ltd.	$2,327,900
44,100	Vermilion Energy, Inc.	2,500,342
		4,828,242
	FINANCIALS
50,775	Intact Financial Corp.	3,401,354
	Total Canada	8,229,596

	CURACAO (2.6%)
	ENERGY
34,650	Schlumberger, Ltd.	3,418,569
	Total Curacao	3,418,569

	FRANCE (5.8%)
	COMMUNICATIONS
81,800	JCDecaux S.A.	2,714,718
	CONSUMER NON-CYCLICAL
51,925	Sanofi	4,807,386
	Total France	7,522,104

	GERMANY (5.3%)
	BASIC MATERIALS
54,300	Brenntag AG	2,628,291
104,700	Fuchs Petrolub AG	3,836,943
10,700	Fuchs Petrolub AG (Preference Shares)	415,249
	Total Germany	6,880,483

	NETHERLANDS (3.6%)
	COMMUNICATIONS
64,675	Nielsen NV	2,748,041
	CONSUMER NON-CYCLICAL
49,600	Unilever NV	1,924,822
	Total Netherlands	4,672,863

	NORWAY (1.7%)
	ENERGY
92,900	TGS Nopec Geophysical Co. ASA	2,171,071
	Total Norway	2,171,071

The accompanying notes are an integral part of these financial statements.

8

BBH GLOBAL CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Shares		Value
	COMMON STOCKS (continued)
	SWEDEN (4.2%)
	ENERGY
192,100	Lundin Petroleum AB1	$2,717,940
	FINANCIALS
56,000	Svenska Handelsbanken AB (Class A)	2,664,512
	Total Sweden	5,382,452

	SWITZERLAND (9.5%)
	CONSUMER NON-CYCLICAL
86,125	Nestle SA	6,302,327
64,175	Novartis AG	5,949,064
	Total Switzerland	12,251,391

	UNITED KINGDOM (6.1%)
	COMMUNICATIONS
157,300	Pearson, Plc.	2,946,694
	CONSUMER NON-CYCLICAL
93,700	Diageo, Plc.	2,757,740
25,100	Reckitt Benckiser Group, Plc.	2,109,840
		4,867,580
	Total United Kingdom	7,814,274

	UNITED STATES (49.0%)
	BASIC MATERIALS
44,450	Celanese Corp. (Series A)	2,610,549
31,200	Praxair, Inc.	3,930,888
		6,541,437
	COMMUNICATIONS
3,355	Google, Inc. (Class A)[1]	1,905,204
6,355	Google, Inc. (Class C)[1]	3,552,953
		5,458,157
	CONSUMER CYCLICAL
70,950	Bed, Bath & Beyond, Inc.[1]	4,777,773
172,300	Sally Beauty Holdings, Inc.[1]	5,050,113
48,700	Target Corp.	3,010,634
36,150	Wal-Mart Stores, Inc.	2,757,160
		15,595,680

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	9

BBH GLOBAL CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Shares		Value
	COMMON STOCKS (continued)
	UNITED STATES (continued)
	CONSUMER NON-CYCLICAL
39,500	Baxter International, Inc.	$2,770,530
111,224	Zoetis, Inc.	4,133,084
		6,903,614
	ENERGY
32,325	Occidental Petroleum Corp.	2,874,662
	FINANCIALS
137,200	Wells Fargo & Co.	7,283,948
	TECHNOLOGY
111,925	Microsoft Corp.	5,254,879
107,500	Oracle Corp.	4,197,875
70,425	QUALCOMM, Inc.	5,529,067
66,750	Solera Holdings, Inc.	3,467,662
		18,449,483
	Total United States	63,106,981
	Total Common Stocks (Identified cost $112,455,362)	121,449,784

Principal Amount		Maturity Date	Interest Rate
	REPURCHASE AGREEMENTS (3.9%)
$ 5,000,000	National Australia Bank (Agreement
	dated 10/31/2014 collateralized by U.S.
	Treasury Note 1.500%, due 5/31/2019,
	valued at $5,100,000)	11/03/14	0.100%	5,000,000
	Total Repurchase Agreements
	(Identified cost $5,000,000)			5,000,000
TOTAL INVESTMENTS (Identified cost $117,455,362)[2]			98.1%	$126,449,784
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES			1.9%	2,446,777
NET ASSETS			100.0%	$128,896,561

[1]	Non-income producing security.
[2]	The aggregate cost for federal income tax purposes is $117,555,128, the aggregate gross unrealized appreciation is $12,675,290 and the aggregate gross unrealized depreciation is $3,780,634, resulting in net unrealized appreciation of $8,894,656.

The Fund’s country diversification is based on the respective security’s country of incorporation.

The accompanying notes are an integral part of these financial statements.

10

BBH GLOBAL CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three levels defined by the fair value hierarchy are as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical investments.

—	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	11

BBH GLOBAL CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations, listed equities and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2014.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2014
Basic Materials	$6,541,437	$6,880,483	$—	$13,421,920
Communications	8,206,198	5,661,412	—	13,867,610
Consumer Cyclical	15,595,680	—	—	15,595,680
Consumer Non-Cyclical	6,903,614	23,851,179	—	30,754,793
Energy	11,121,473	4,889,011	—	16,010,484
Financials	10,685,302	2,664,512	—	13,349,814
Technology	18,449,483	—	—	18,449,483
Repurchase Agreements	—	5,000,000	—	5,000,000
Investments, at value	$77,503,187	$48,946,597	$—	$126,449,784

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2014, based on the valuation input levels on October 31, 2013.

The accompanying notes are an integral part of these financial statements.

12

BBH GLOBAL CORE SELECT
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2014

ASSETS:
Investments in securities, at value (Identified cost $112,455,362)	$121,449,784
Repurchase agreements (Identified cost $5,000,000)	5,000,000
Cash	2,251,556
Foreign currency at value (Identified cost $211,486)	209,867
Receivables for:
Dividends and interest	177,538
Investment advisory and administrative fees waiver reimbursement	2,355
Prepaid assets	21,570
Total Assets	129,112,670
LIABILITIES:
Payables for:
Investment advisory and administrative fees	100,420
Professional fees	41,537
Custody and fund accounting fees	29,857
Shareholder servicing fees	15,856
Shares redeemed	4,799
Transfer agent fees	2,211
Distributors fees	1,836
Board of Trustees’ fees	1,204
Accrued expenses and other liabilities	18,389
Total Liabilities	216,109
NET ASSETS	$128,896,561
Net Assets Consist of:
Paid-in capital	$117,235,901
Undistributed net investment income	1,308,016
Accumulated net realized gain on investments in securities and foreign
exchange transactions	1,374,552
Net unrealized appreciation/(depreciation) on investments in securities
and foreign currency translations	8,978,092
Net Assets	$128,896,561
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($126,687,579 ÷ 11,242,467 shares outstanding)	$11.27
RETAIL CLASS SHARES
($2,208,982 ÷ 196,553 shares outstanding)	$11.24

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	13

BBH GLOBAL CORE SELECT
STATEMENT OF OPERATIONS
For the year ended October 31, 2014

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $248,043)	$3,105,961
Interest and other income	2,280
Total Income	3,108,241
Expenses:
Investment advisory and administrative fees	1,308,851
Shareholder servicing fees	206,661
Board of Trustees’ fees	72,382
Professional fees	62,193
Custody and fund accounting fees	48,236
Transfer agent fees	24,262
Distributors fees	23,615
Miscellaneous expenses	117,676
Total Expenses	1,863,876
Investment advisory and administrative fees waiver	(131,770)
Expense offset arrangement	(4,663)
Net Expenses	1,727,443
Net Investment Income	1,380,798
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	1,374,585
Net realized gain on foreign exchange transactions	7,126
Net realized gain on investments in securities and foreign exchange
transactions and translations	1,381,711
Net change in unrealized appreciation/(depreciation) on investments
in securities	2,928,860
Net change in unrealized appreciation/(depreciation) on foreign
currency translations	(15,346)
Net change in unrealized appreciation/(depreciation) on investments
in securities and foreign currency translations	2,913,514
Net Realized and Unrealized Gain	4,295,225
Net Increase in Net Assets Resulting from Operations	$5,676,023

The accompanying notes are an integral part of these financial statements.

14

BBH GLOBAL CORE SELECT
STATEMENTS OF CHANGES IN NET ASSETS
October 31, 2014

	For the year ended October 31, 2014	For the period from March 28, 2013 (commencement of operations) to October 31, 2013
INCREASE IN NET ASSETS:
Operations:
Net investment income	$1,380,798	$124,848
Net realized gain on investments in securities and
foreign exchange transactions and translations	1,381,711	276,170
Net change in unrealized appreciation/(depreciation)
on investments in securities and foreign currency
translations	2,913,514	4,611,654
Net increase in net assets resulting from
operations	5,676,023	5,012,672
Dividends and distributions declared:
From net investment income:
Class N	(202,109)	—
Retail Class	(1,387)	—
From net realized gains:
Class N	(272,366)	—
Retail Class	(5,097)	—
Total dividends and distributions declared	(480,959)	—
Share transactions:
Shares issued in connection with merger	—	15,389,487
Proceeds from sales of shares	90,631,256	70,121,983
Net asset value of shares issued to shareholders for
reinvestment of dividends and distributions	465,412	—
Proceeds from short-term redemption fees	22,617	27
Cost of shares redeemed	(57,344,474)	(597,483)
Net increase in net assets resulting from
share transactions	33,774,811	84,914,014
Total increase in net assets	38,969,875	89,926,686
NET ASSETS:
Beginning of period	89,926,686	—
End of period (including undistributed net investment
income of $1,308,016 and $123,588, respectively)	$128,896,561	$89,926,686

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	15

BBH GLOBAL CORE SELECT
FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each period.

	For the year ended October 31, 2014	For the period from March 28, 2013 (commencement of operations) to October 31, 2013
Net asset value, beginning of period	$10.99	$10.00
Income from investment operations:
Net investment income[1]	0.12	0.03
Net realized and unrealized gain	0.21	0.96
Total income from investment operations	0.33	0.99
Less dividends and distributions:
From net investment income	(0.02)	—
From net realized gains	(0.03)	—
Total dividends and distribution	(0.05)	—
Short term redemption fees[1]	0.00 [2]	—
Net asset value, end of period	$11.27	$10.99
Total return	3.01%	9.90%
Ratios/Supplemental data:
Net assets, end of period (in millions)	$127	$88
Ratio of expenses to average net assets before
reductions	1.32%	1.87%[3]
Fee waiver	0.07%[4]	0.61%[3,4]
Expense offset arrangement	0.00%[5]	0.01%[3]
Ratio of expenses to average net assets after
reductions	1.25%	1.25%[3]
Ratio of net investment income to average net assets	1.01%	0.50%[3]
Portfolio turnover rate	40%	6%[6]

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Annualized.
[4]	The ratio of expenses to average net assets for the fiscal year ended October 31, 2014 and the period ended October 31, 2013 reflect fees reduced as result of a contractual operating expense limitation of the share class to 1.25%. The agreement is effective for the period beginning on March 28, 2013 through April 1, 2014 and has been renewed by all parties to the agreement through March 1, 2016. For fiscal year ended October 31, 2014 and the period ended October 31, 2013, the waived fees were $90,671 and $152,928 respectively.
[5]	Less than 0.01%.
[6]	Represents Fund portfolio turnover for the period ended October 31, 2013.

The accompanying notes are an integral part of these financial statements.

16

BBH GLOBAL CORE SELECT
FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Retail Class share outstanding throughout each period.

	For the year ended October 31, 2014	For the period from April 2, 2013 (commencement of operations) to October 31, 2013
Net asset value, beginning of period	$10.98	$10.00
Income from investment operations:
Net investment income[1]	0.07	0.00 [2]
Net realized and unrealized gain	0.22	0.98
Total income from investment operations	0.29	0.98
Less dividends and distributions:
From net investment income	(0.01)	—
From net realized gains	(0.03)	—
Total dividends and distribution	(0.04)	—
Short term redemption fees[1]	0.01	0.00 [2]
Net asset value, end of period	$11.24	$10.98
Total return	2.70%	9.80%
Ratios/Supplemental data:
Net assets, end of period (in millions)	$2	$2
Ratio of expenses to average net assets before
reductions	3.36%	4.88%[3]
Fee waiver	1.86%[4]	3.37%[3,4]
Expense offset arrangement	0.00%[5]	0.01%[3]
Ratio of expenses to average net assets after
reductions	1.50%	1.50%[3]
Ratio of net investment income to average net assets	0.61%	0.02%[3]
Portfolio turnover rate	40%	6%[6]

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Annualized.
[4]	The ratio of expenses to average net assets for the fiscal year ended October 31, 2014 and the period ended October 31, 2013 reflect fees reduced as result of a contractual operating expense limitation of the Fund to 1.50%. The agreement is effective for the period beginning on March 28, 2013 through April 1, 2014 and has been renewed by all parties to the agreement through March 1, 2016. For fiscal year ended October 31, 2014 and the period ended October 31, 2013, the waived fees were $41,099 and $17,913, respectively.
[5]	Less than 0.01%
[6]	Represents Fund portfolio turnover for the period ended October 31, 2013.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	17

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS
As of and for the year ended October 31, 2014

1.	Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund is the successor to the BBH private investment fund, BBH Global Funds, LLC — Global Core Select, which launched on April 2, 2012. The Fund commenced operations on March 28, 2013. The Fund offers both Class N shares and Retail Class shares. Class N and Retail Class shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Retail Class shares convert to any other class of shares of the Fund. As of October 31, 2014, there were six series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees (“Board”); (4) for securities traded on international exchanges, if events which may affect the value of the Fund’s securities occur after the close of the primary exchange on which such securities trade and before the Fund’s net asset value is next determined, then those securities will be fair valued as determined in good faith under supervision of the Board. The Fund currently uses a systematic fair value model provided by an independent third party to value international securities on a daily basis; (5) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.
B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on
18

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

securities that represent a return of capital or a capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser. The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The investment adviser, custodian or sub-custodian will monitor the value of the underlying collateral each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (MRA) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Lastly, the MRA does not preclude the Fund from selling, transferring, pledging or hypothecating the underlying collateral but no such transaction shall relieve the Fund of its obligation to transfer the collateral to the counterparty upon the latter’s repurchase of the securities.

The Fund’s repurchase agreements as of October 31, 2014 are shown on a gross basis and the required disclosures under Accounting Standards Update (“ASU”) 2013-01 are shown in the Portfolio of Investments. Repurchase agreements are subject to credit risks.

E.	Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security
FINANCIAL STATEMENTS OCTOBER 31, 2014	19

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

denominated in foreign currency, the Fund may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized and unrealized gain or loss on investments in securities. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at period end, resulting from changes in the exchange rate.

F.	Federal Income Taxes. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized

20

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

tax benefits as of October 31, 2014, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2014, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for all open tax years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

G.	Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $474,475 and $6,484 to Class N and Retail Class shareholders, respectively, during the year ended October 31, 2014.

The tax character of distributions paid during the fiscal year ended October 31, 2014, was as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2014:	$450,565	$30,394	$480,959	—	$480,959

The Fund did not pay distributions during the period from March 28, 2013 (commencement of operations) to October 31, 2013.

As of October 31, 2014 and 2013, respectively, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total accumulated earnings/ (deficit)
2014:	$1,724,328	$1,058,006	$2,782,334	—	$(99,766)	$8,978,092	$11,660,660
2013:	370,647	30,379	401,026	—	(8)	6,064,578	6,465,596

The Fund did not have a net capital loss carryforward at October 31, 2014.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

FINANCIAL STATEMENTS OCTOBER 31, 2014	21

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

To the extent future capital gains are offset by capital loss carryforwards; such gains will not be distributed.

H.	Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.
3.	Recent Accounting Pronouncements.

On June 12, 2014, FASB issued ASU 2014-11, “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”, which changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. It also requires enhanced disclosures about repurchase agreements and other similar transactions. The accounting changes and disclosure guidance are effective for public entities for the first interim or annual period after December 15, 2014. Early adoption is not permitted for public companies. Management is currently evaluating the application of ASU 2014-11 and its impact, if any, on the Fund’s financial statements.

4.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH also provides administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.95% of the Fund’s average daily net assets. For the year ended October 31, 2014, the Fund incurred $1,308,851 under the Agreement.
B.	Investment Advisory and Administrative Fee Waivers. Effective March 28, 2013 (commencement of operations), the SID contractually agreed to limit the annual Fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and for Retail Class, amounts payable pursuant to any plan adopted in accordance with Rule 12b-1) of Class N and Retail Class to 1.25%. The agreement will terminate on March 1, 2016, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2014, the SID waived fees in the amount of $90,671 and $41,099 for Class N and Retail Class, respectively.
C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.15% of Class N and Retail Class shares’ average daily net assets. For the year ended October 31, 2014, the Fund incurred shareholder servicing fees in the amount of $203,349 and $3,312 for Class N and Retail Class, respectively.
22

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

D.	Distribution (12b-1) Fees. The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost the shareholder more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund. With this agreement, it is anticipated that total operating expenses for Retail Class shares will be 1.50% of the average daily net assets. For the year ended October 31, 2014, Retail Class shares of the Fund incurred $5,519 for Distribution (12b-1) Fees.
E.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction based fee. The fund accounting fee is an asset based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2014, the Fund incurred $48,236 in custody and fund accounting fees. These fees for the Fund were reduced by $4,663 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2014, was $0.
F.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For year ended October 31, 2014, the Fund incurred $72,382 in independent Trustee compensation and reimbursements.
5.	Investment Transactions. For the year ended October 31, 2014, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $85,588,406 and $50,170,798, respectively.
FINANCIAL STATEMENTS OCTOBER 31, 2014	23

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

6.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N and Retail Class shares of beneficial interest, at no par value. Transactions in Class N and Retail Class shares were as follows:
	For the year ended October 31, 2014		For the period ended October 31, 2013*
	Shares	Dollars	Shares	Dollars
Class N
Shares issued in connection with merger	—	$—	1,538,949	$15,389,487
Shares sold	7,899,060	88,700,654	6,505,378	68,120,976
Shares issued in connection with
reinvestments of dividends	41,919	460,270	—	—
Proceeds from short-term redemption fees	N/A	21,404	—	—
Shares redeemed	(4,721,624)	(55,847,069)	(21,215)	(221,696)
Net increase	3,219,355	$33,335,259	8,023,112	$83,288,767

	For the year ended October 31, 2014		For the period ended October 31, 2013**
	Shares	Dollars	Shares	Dollars
Retail Class
Shares sold	169,368	$1,930,602	192,744	$2,001,007
Shares issued in connection with
reinvestments of dividends	469	5,142	—	—
Proceeds from short-term redemption fees	N/A	1,213	N/A	27
Shares redeemed	(130,235)	(1,497,405)	(35,793)	(375,787)
Net increase	39,602	$439,552	156,951	$1,625,247

*	The period represented is from March 28, 2013 (commencement of operations) to October 31, 2013.
**	The period represented is from April 2, 2013 (commencement of operations) to October 31, 2013.

7.	Prior Year Acquisition of BBH Global Funds, LLC — Global Core Select Series. On March 28, 2013, the Fund acquired all of the net assets of BBH Global Funds, LLC — Global Core Select Series (the “Series”), a series of a multi-series limited liability company organized under the Delaware Limited Liability Company Act, pursuant to an Agreement and Plan of Reorganization and Exchange executed by BBH Trust and the Managing Member of BBH Global Funds, LLC. The purpose of the transaction was to combine two funds with like investment objectives and strategies under one registered investment adviser. The acquisition was accomplished by a tax-free exchange of 1,538,949 shares of the Fund, valued at $15,389,487, for all of the membership units of the Series outstanding on March 28, 2013. The investment portfolio of the Series, with a fair value of $13,231,593 and identified cost of $11,778,669 at March 28, 2013, was the principal asset acquired by the Fund. For financial reporting purposes, assets received by and shares issued by the Fund were recorded at fair value; however, the
24

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

cost basis of the investments received from the Series was carried forward to align the ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the Fund had net assets of $0.

8.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation (market risk). Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies (medium-sized company risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign tax risk), capital controls imposed by foreign governments in response to economic or political events that may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency (capital controls risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). Non-U.S. currencies invested in by the Fund may depreciate against the U.S. dollar (currency exchange rate risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
9.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2014 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.
FINANCIAL STATEMENTS OCTOBER 31, 2014	25

BBH GLOBAL CORE SELECT
DISCLOSURE OF FUND EXPENSES
October 31, 2014 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

26

BBH GLOBAL CORE SELECT
DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2014 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period May 1, 2014 to October 31, 2014[1]
Class N
Actual	$1,000	$964	$6.19
Hypothetical[2]	$1,000	$1,019	$6.36

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period May 1, 2014 to October 31, 2014[1]
Retail Class
Actual	$1,000	$962	$7.42
Hypothetical[2]	$1,000	$1,018	$7.63

[1]	Expenses are equal to the Fund’s annualized expense ratio of 1.25% and 1.50% for Class N and Retail Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.
FINANCIAL STATEMENTS OCTOBER 31, 2014	27

BBH GLOBAL CORE SELECT
CONFLICTS OF INTEREST
October 31, 2014 (unaudited)

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

28

BBH GLOBAL CORE SELECT
CONFLICTS OF INTEREST (continued)
October 31, 2014 (unaudited)

The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH client accounts, including in connection with BBH client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BBH client accounts. To the extent that BBH uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH.

BBH may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH believes are useful in its investment decision-making process. BBH may from time to time choose not to engage in the above described arrangements to varying degrees. BBH may also enter into commission sharing arrangements under which BBH may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BBH. To the extent that BBH engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

FINANCIAL STATEMENTS OCTOBER 31, 2014	29

BBH GLOBAL CORE SELECT
CONFLICTS OF INTEREST (continued)
October 31, 2014 (unaudited)

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

30

BBH GLOBAL CORE SELECT
CONFLICTS OF INTEREST (continued)
October 31, 2014 (unaudited)

The Trust also manages these conflicts. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

FINANCIAL STATEMENTS OCTOBER 31, 2014	31

BBH GLOBAL CORE SELECT
ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2014 (unaudited)

BBH Global Core Select (the “Fund”) hereby designates $30,394 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $450,565 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2014. In January 2015, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

100% of the ordinary income dividends paid by the Fund during the year ended October 31, 2014 qualifies for the dividends received deduction available to corporate shareholders.

32

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT
(unaudited)

Information pertaining to the Trustees of the BBH Trust (the “Trust”) and executive officers of the Trust is set forth below. The Statement of Additional Information for the BBH Global Core Select includes additional information about the Fund’s Trustees and is available upon request, without charge, by contacting the Fund at 1-800-575-1265.

Name and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years

Independent Trustees
H. Whitney Wagner Birth Date: March 3, 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	6	None.
David P. Feldman Birth Date: November 16, 1939	Trustee	Since 2007 and 1992-2007 with the Predecessor Trust	Retired.	6	Director of Dreyfus Mutual Funds (42 Funds).
Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012) CEO of WWIG (1992-2009).	6	Director of WWIG.
Mark M. Collins Birth Date: November 8, 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	6	Chairman of Dillon Trust Company.
John M. Tesoro Birth Date: May 23, 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (Retired in September 2012).	6	Trustee, Bridge Builder Trust (1 Fund) Director, Teton Advisors, Inc. (a registered investment adviser).

FINANCIAL STATEMENTS OCTOBER 31, 2014	33

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT
(unaudited)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years

Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Date: February 18, 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co., Director of BBH Luxembourg S.C.A. (since 1992); Director of BBH Trust Company (Cayman) Ltd. (2007 to April 2011); and BBH Investor Services (London) Ltd. (2001 to April 2011).	6	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Birth Date: April 11, 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011); President and Principal Executive Officer of the Trust (2008-2011).	6	None.

34

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT
(unaudited)

OFFICERS

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Radford W. Klotz 140 Broadway New York, NY 10005 Birth Date: December 1, 1955	President and Principal Executive Officer	Since 2011	Partner of BBH&Co. since 1995; joined BBH&Co. in 1977.

Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Date: December 10, 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.

Mark A. Egert 140 Broadway New York, NY 10005 Birth Date: May 25, 1962	Chief Compliance Officer (“CCO”); and Anti-Money Laundering Officer	Since 2011 Since 2014	Senior Vice President of BBH&Co. since June 2011; Partner at Crowell & Moring LLP (April 2010 to May 2011); and CCO of Cowen and Company (January 2005 to April 2010).

Suzan Barron 50 Post Office Square Boston, MA 02110 Birth Date: September 5, 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

Rowena Rothman 140 Broadway New York, NY 10005 Birth Date: October 24, 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Messrs. Wagner and Feldman previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.
FINANCIAL STATEMENTS OCTOBER 31, 2014	35

Administrator	Investment Adviser
Brown Brothers Harriman & Co.	Brown Brothers Harriman
140 Broadway	Mutual Fund Advisory
New York, NY 10005	Department
140 Broadway
Distributor	New York, NY 10005
Alps Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
(800) 575-1265

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

Annual Report

OCTOBER 31, 2014

BBH International Equity Fund

BBH INTERNATIONAL EQUITY FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2014

For the 12-month period ended October, 31 2014, the BBH International Equity Fund (the “Fund”) Class N Shares returned 0.01% net of fees. The Fund’s benchmark, the MSCI Europe, Australasia Far East Index1 (the “EAFE”), returned -0.60% over the same period. The Fund continues to employ two sub-advisers who are monitored by the investment adviser. One sub-adviser, Mondrian Investment Partners Limited (“Mondrian”), employs a value strategy while the other, Walter Scott & Partners Limited (“Walter Scott”), employs a growth strategy. New assets continue to be allocated equally between both sub-advisers.

The Fund slightly outperformed its benchmark primarily due to strong stock selection in the Healthcare sector as well as an overweight to the overall sector. Individual stocks that performed well over the 12-month period included Novartis AG (held by both sub-advisers) and Teva Pharmaceuticals (held by Mondrian). Good stock picking in the Telecommunications sector also contributed to the Fund’s outperformance relative to the EAFE Index with China Mobile (held by both sub-advisers) being the largest single contributor. Detractors over the course of the year included poor stock selection in the Consumer Cyclical and Energy sectors. Specifically, shares in Adidas AG (held by Walter Scott) and BG Group PLC (held by both sub-advisers) sold off during the year in these respective sectors.

Both managers continued to employ strategies focused on an objective of total return, primarily through capital appreciation, rather than focus on particular benchmarks. They invest in what they believe are quality businesses with clear plans for the future, competitive positions among peers and strong management teams dedicated to increasing shareholder value.

1	MSCI Europe, Australasia and Far East Index (EAFE) is an unmanaged market capitalization-weight equity index comprising 20 of 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.
2

BBH INTERNATIONAL EQUITY FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2014

Growth of $10,000 Invested in BBH International Equity

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund over the ten years ended October 31, 2014 as compared to the MSCI EAFE.

The annualized gross expense ratios as in the February 28, 2014 prospectus for Class N and Class I shares were 1.14% and 0.90%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index. The EAFE is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.
FINANCIAL STATEMENTS OCTOBER 31, 2014	3

BBH INTERNATIONAL EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of
BBH International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH International Equity Fund (a series of BBH Trust) (the “Fund”) as of October 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH International Equity Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2014

4

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO ALLOCATION
October 31, 2014

COUNTRY DIVERSIFICATION
	U.S. $ Value	Percent of Net Assets
Australia	$40,795,323	4.8%
Bermuda	4,000,520	0.5
China	4,183,060	0.5
Denmark	10,457,409	1.2
Finland	8,702,379	1.0
France	85,765,295	10.2
Germany	46,400,228	5.5
Hong Kong	57,042,218	6.8
Israel	8,436,618	1.0
Italy	8,890,230	1.1
Japan	170,598,759	20.2
Jersey	8,247,670	1.0
Netherlands	14,930,391	1.8
Singapore	27,962,051	3.3
Spain	37,140,558	4.4
Sweden	17,554,819	2.1
Switzerland	102,118,160	12.1
Taiwan	14,543,511	1.7
United Kingdom	161,025,953	19.1
Cash and Other Assets in Excess of Liabilities	14,254,967	1.7
NET ASSETS	$843,050,119	100.0%

All data as of October 31, 2014. The Fund’s country diversification is expressed as a percentage of net assets and may vary over time. The Fund’s country diversification is derived from the respective security’s country of incorporation.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	5

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO ALLOCATION (continued)
October 31, 2014

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Basic Materials	$33,160,647	3.9%
Communications	81,829,076	9.7
Consumer Cyclical	77,536,364	9.2
Consumer Non-Cyclical	258,292,060	30.6
Diversified	4,906,559	0.6
Energy	87,526,422	10.4
Financials	108,553,731	12.9
Industrials	90,906,966	10.8
Technology	42,379,023	5.0
Utilities	43,704,304	5.2
Cash and Other Assets in Excess of Liabilities	14,254,967	1.7
NET ASSETS	$843,050,119	100.0%

All data as of October 31, 2014. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

6

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2014

Shares		Value
	COMMON STOCKS (98.3%)
	AUSTRALIA (4.8%)
	CONSUMER NON-CYCLICAL
75,900	Cochlear, Ltd.	$4,916,212
135,500	CSL, Ltd.	9,583,971
254,600	Woolworths, Ltd.	8,079,017
		22,579,200
	ENERGY
223,000	Woodside Petroleum, Ltd.	7,892,618

	FINANCIALS
943,253	AMP, Ltd.	4,872,385
536,085	QBE Insurance Group, Ltd.	5,451,120
		10,323,505
	Total Australia	40,795,323

	BERMUDA (0.5%)
	DIVERSIFIED
66,400	Jardine Matheson Holdings, Ltd.	4,000,520
	Total Bermuda	4,000,520

	CHINA (0.5%)
	ENERGY
1,489,000	China Shenhua Energy Co., Ltd. (Class H)	4,183,060
	Total China	4,183,060

	DENMARK (1.2%)
	CONSUMER NON-CYCLICAL
231,500	Novo Nordisk AS (Class B)	10,457,409
	Total Denmark	10,457,409

	FINLAND (1.0%)
	INDUSTRIALS
202,300	Kone OYJ (Class B)	8,702,379
	Total Finland	8,702,379

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	7

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Shares		Value
	COMMON STOCKS (continued)
	FRANCE (10.2%)
	BASIC MATERIALS
68,400	Air Liquide SA	$8,258,606

	COMMUNICATIONS
487,989	Orange SA	7,761,981

	CONSUMER CYCLICAL
25,100	LVMH Moet Hennessy Louis Vuitton SA	4,265,686

	CONSUMER NON-CYCLICAL
119,750	Danone SA	8,135,801
81,400	Essilor International SA	8,995,325
51,500	L’Oreal SA	8,088,608
121,930	Sanofi	11,288,677
		36,508,411
	ENERGY
178,988	Total SA	10,675,755

	FINANCIALS
97,776	Societe Generale SA	4,728,319

	INDUSTRIALS
182,132	Cie de St-Gobain	7,829,441
120,273	Vallourec SA	4,426,441
22,915	Vinci SA	1,310,655
		13,566,537
	Total France	85,765,295

	GERMANY (5.5%)
	COMMUNICATIONS
851,669	Deutsche Telekom AG	12,831,907

	CONSUMER CYCLICAL
112,000	Adidas AG	8,150,672
67,490	Daimler AG (Class REGISTERED)	5,243,587
		13,394,259
	DIVERSIFIED
19,691	GEA Group AG	906,039

The accompanying notes are an integral part of these financial statements.

8

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Shares		Value
	COMMON STOCKS (continued)
	GERMANY (continued)
	TECHNOLOGY
218,747	SAP SE	$14,865,344

	UTILITIES
124,413	RWE AG	4,402,679
	Total Germany	46,400,228

	HONG KONG (6.8%)
	COMMUNICATIONS
1,284,500	China Mobile, Ltd.	16,011,647

	ENERGY
5,006,000	CNOOC, Ltd.	7,823,541

	FINANCIALS
1,795,000	AIA Group, Ltd.	10,014,977
2,824,000	Hang Lung Properties, Ltd.	8,814,300
		18,829,277
	UTILITIES
622,000	CLP Holdings, Ltd.	5,350,347
3,870,671	Hong Kong & China Gas Co., Ltd.	9,027,406
		14,377,753
	Total Hong Kong	57,042,218

	ISRAEL (1.0%)
	CONSUMER NON-CYCLICAL
149,400	Teva Pharmaceutical Industries, Ltd. ADR	8,436,618
	Total Israel	8,436,618

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	9

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Shares		Value
	COMMON STOCKS (continued)
	ITALY (1.1%)
	ENERGY
417,634	ENI SpA	$8,890,230
	Total Italy	8,890,230

	JAPAN (20.2%)
	BASIC MATERIALS
143,000	Shin-Etsu Chemical Co., Ltd.	9,318,201

	COMMUNICATIONS
267,600	NTT DOCOMO, Inc.	4,494,670

	CONSUMER CYCLICAL
209,000	Denso Corp.	9,749,970
504,800	Honda Motor Co., Ltd.	16,089,075
49,300	Shimamura Co., Ltd.	4,362,320
		30,201,365
	CONSUMER NON-CYCLICAL
206,400	Kao Corp.	7,931,575
588,300	Kirin Holdings Co., Ltd.	7,703,886
162,100	Seven & I Holdings Co., Ltd.	6,411,807
231,200	Takeda Pharmaceutical Co., Ltd.	10,102,756
		32,150,024
	ENERGY
636,500	Inpex Corp.	8,172,427

	FINANCIALS
191,620	Aeon Mall Co., Ltd.	3,580,019
84,200	Daito Trust Construction Co., Ltd.	10,651,626
429,200	Tokio Marine Holdings, Inc.	13,932,862
		28,164,507
	INDUSTRIALS
144,300	Daikin Industries, Ltd.	9,101,124
51,500	FANUC Corp.	9,064,044

The accompanying notes are an integral part of these financial statements.

10

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Shares		Value
	COMMON STOCKS (continued)
	JAPAN (continued)
	INDUSTRIALS (continued)
130,700	Hoya Corp.	$4,786,621
26,625	Keyence Corp.	12,896,434
385,500	Komatsu, Ltd.	9,279,174
		45,127,397
	TECHNOLOGY
351,700	Canon, Inc.	10,850,379
34,100	Tokyo Electron, Ltd.	2,119,789
		12,970,168
	Total Japan	170,598,759

	JERSEY (1.0%)
	CONSUMER NON-CYCLICAL
548,800	Experian, Plc.	8,247,670
	Total Jersey	8,247,670

	NETHERLANDS (1.8%)
	COMMUNICATIONS
216,913	Reed Elsevier NV	4,995,725

	CONSUMER NON-CYCLICAL
593,993	Koninklijke Ahold NV	9,934,666
	Total Netherlands	14,930,391

	SINGAPORE (3.3%)
	COMMUNICATIONS
2,645,000	Singapore Telecommunications, Ltd.	7,781,345

	FINANCIALS
633,603	DBS Group Holdings, Ltd.	9,149,939
388,624	United Overseas Bank, Ltd.	6,969,808
		16,119,747
	INDUSTRIALS
1,070,000	SembCorp Industries, Ltd.	4,060,959
	Total Singapore	27,962,051

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	11

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Shares		Value
	COMMON STOCKS (continued)
	SPAIN (4.4%)
	COMMUNICATIONS
734,243	Telefonica SA	$11,036,169

	CONSUMER CYCLICAL
308,000	Inditex SA	8,669,093

	FINANCIALS
465,134	Banco Santander SA	4,101,900

	UTILITIES
1,885,693	Iberdrola SA	13,333,396
	Total Spain	37,140,558

	SWEDEN (2.1%)
	COMMUNICATIONS
408,380	Telefonaktiebolaget LM Ericsson (Class B)	4,818,568
571,852	TeliaSonera AB	3,955,789
		8,774,357
	CONSUMER CYCLICAL
221,000	Hennes & Mauritz AB (Class B)	8,780,462
	Total Sweden	17,554,819

	SWITZERLAND (12.1%)
	BASIC MATERIALS
50,308	Syngenta AG	15,583,840

	CONSUMER CYCLICAL
7,700	Swatch Group AG	3,648,773

	CONSUMER NON-CYCLICAL
261,813	Nestle SA	19,158,561
227,887	Novartis AG	21,125,274
31,000	Roche Holding AG	9,151,769
3,350	SGS SA	7,357,840
		56,793,444

The accompanying notes are an integral part of these financial statements.

12

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Shares		Value
	COMMON STOCKS (continued)
	SWITZERLAND (continued)
	FINANCIALS
36,235	Zurich Insurance Group AG1	$10,961,218

	INDUSTRIALS
493,636	ABB, Ltd.[1]	10,820,010
33,100	Kuehne + Nagel International AG	4,310,875
		15,130,885
	Total Switzerland	102,118,160

	TAIWAN (1.7%)
	TECHNOLOGY
945,000	Taiwan Semiconductor Manufacturing Co., Ltd.	4,073,001
475,500	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	10,470,510
	Total Taiwan	14,543,511

	UNITED KINGDOM (19.1%)
	COMMUNICATIONS
203,810	Pearson, Plc.	3,817,964
1,301,132	Vodafone Group, Plc.	4,323,311
		8,141,275

	CONSUMER CYCLICAL
532,300	Compass Group, Plc.	8,576,726

	CONSUMER NON-CYCLICAL
310,000	Diageo, Plc.	9,123,792
1,536,701	G4S, Plc.	6,285,224
537,836	GlaxoSmithKline, Plc.	12,191,781
97,500	Intertek Group, Plc.	4,249,789
105,200	Reckitt Benckiser Group, Plc.	8,842,836
165,000	SABMiller, Plc.	9,318,962
240,700	Smith & Nephew, Plc.	4,076,152
2,730,938	Tesco, Plc.	7,594,790
285,815	Unilever, Plc.	11,501,292
		73,184,618

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	13

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Shares			Value
	COMMON STOCKS (continued)
	UNITED KINGDOM (continued)
	ENERGY
295,724	AMEC, Plc.		$4,929,891
985,681	BG Group, Plc.		16,426,382
1,142,264	BP, Plc.		8,229,063
287,596	Royal Dutch Shell, Plc. (Class A)		10,303,455
			39,888,791
	FINANCIALS
854,810	HSBC Holdings, Plc.		8,750,177
436,834	Standard Chartered, Plc.		6,575,081
			15,325,258
	INDUSTRIALS
316,300	Rolls-Royce Holdings, Plc.[1]		4,273,272
28,467,000	Rolls-Royce Holdings, Plc. (Preference C Shares)[1]		45,537
			4,318,809
	UTILITIES
781,784	National Grid, Plc.		11,590,476
	Total United Kingdom		161,025,953
	Total Common Stocks (Identified cost $672,289,130)		828,795,152

TOTAL INVESTMENTS (Identified cost $672,289,130)[2]		98.3%	$828,795,152
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES		1.7%	14,254,967
NET ASSETS		100.0%	$843,050,119

1	Non-income producing security.
2	The aggregate cost for federal income tax purposes is $678,729,081, the aggregate gross unrealized appreciation is $215,179,952 and the aggregate gross unrealized depreciation is $65,113,881, resulting in net unrealized appreciation of $150,066,071.

The Fund’s country diversification is derived from the respective security’s country of incorporation.

Abbreviations:

ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

14

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three levels defined by the fair value hierarchy are as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical investments.
—	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	15

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

16

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2014.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2014
Australia	$—	$40,795,323	$—	$40,795,323
Bermuda	—	4,000,520	—	4,000,520
China	—	4,183,060	—	4,183,060
Denmark	—	10,457,409	—	10,457,409
Finland	—	8,702,379	—	8,702,379
France	—	85,765,295	—	85,765,295
Germany	—	46,400,228	—	46,400,228
Hong Kong	—	57,042,218	—	57,042,218
Israel	8,436,618	—	—	8,436,618
Italy	—	8,890,230	—	8,890,230
Japan	—	170,598,759	—	170,598,759
Jersey	—	8,247,670	—	8,247,670
Netherlands	—	14,930,391	—	14,930,391
Singapore	—	27,962,051	—	27,962,051
Spain	—	37,140,558	—	37,140,558
Sweden	—	17,554,819	—	17,554,819
Switzerland	—	102,118,160	—	102,118,160
Taiwan	10,470,510	4,073,001	—	14,543,511
United Kingdom	—	161,025,953	—	161,025,953
Investments, at value	$18,907,128	$809,888,024	$—	$828,795,152
Other Financial Instruments, at fair value
Forward Foreign Currency
Exchange Contracts	$—	$74,245	$—	$74,245
Other Financial Instruments,
at fair value	$—	$74,245	$—	$74,245

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2014, based on the valuation input levels on October 31, 2013.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	17

BBH INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2014

ASSETS:
Investments in securities, at value (Identified cost $672,289,130)	$828,795,152
Cash	10,902,892
Foreign currency at value (Identified cost $410,197)	402,190
Receivables for:
Dividends	2,415,614
Investments sold	1,893,852
Shares sold	500,894
Unrealized appreciation of forward foreign currency exchange contracts	74,245
Prepaid assets	21,582
Total Assets	845,006,421
LIABILITIES:
Payables for:
Investments purchased	945,183
Investment advisory and administrative fees	557,269
Shareholder servicing fees	155,711
Custody and fund accounting fees	147,030
Shares redeemed	69,390
Professional fees	54,621
Transfer agent fees	2,212
Distributor fees	1,857
Board of Trustees’ fees	1,204
Accrued expenses and other liabilities	21,825
Total Liabilities	1,956,302
NET ASSETS	$843,050,119
Net Assets Consist of:
Paid-in capital	$724,959,697
Undistributed net investment income	19,482,369
Accumulated net realized loss on investments in securities
and foreign exchange transactions	(57,850,343)
Net unrealized appreciation/(depreciation) on investments
in securities and foreign currency translations	156,458,396
Net Assets	$843,050,119
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($757,324,265 ÷ 50,106,243 shares outstanding)	$15.11
CLASS I SHARES
($85,725,854 ÷ 5,653,990 shares outstanding)	$15.16

The accompanying notes are an integral part of these financial statements.

18

BBH INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
October 31, 2014

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $1,876,004)	$28,929,734
Interest and other income	155
Total Income	28,929,889
Expenses:
Investment advisory and administrative fees	6,528,062
Shareholder servicing fees	1,829,968
Custody and fund accounting fees	241,799
Professional fees	97,596
Board of Trustees’ fees	71,982
Transfer agent fees	25,491
Distributor fees	20,538
Miscellaneous expenses	117,486
Total Expenses	8,932,922
Expense offset arrangement	(7,395)
Net Expenses	8,925,527
Net Investment Income	20,004,362
NET REALIZED AND UNREALIZED LOSS:
Net realized gain on investments in securities	21,802,139
Net realized gain on foreign exchange transactions and translations	294,348
Net realized gain on investments in securities and foreign
exchange transactions and translations	22,096,487
Net change in unrealized appreciation/(depreciation) on
investments in securities	(43,595,276)
Net change in unrealized appreciation/(depreciation) on
foreign currency translations	(127,647)
Net change in unrealized appreciation/(depreciation) on
investments in securities and foreign currency translations	(43,722,923)
Net Realized and Unrealized Loss	(21,626,436)
Net Decrease in Net Assets Resulting from Operations	$(1,622,074)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	19

BBH INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2014	2013
INCREASE IN NET ASSETS:
Operations:
Net investment income	$20,004,362	$12,109,263
Net realized gain on investments in securities and
foreign exchange transactions and translations	22,096,487	7,124,317
Net change in unrealized appreciation/(depreciation)
on investments in securities and foreign currency
translations	(43,722,923)	105,039,134
Net increase (decrease) in net assets resulting
from operations	(1,622,074)	124,272,714
Dividends and distributions declared:
From net investment income:
Class N	(11,905,317)	(10,629,842)
Class I	(1,475,717)	(1,622,915)
Total dividends and distributions declared	(13,381,034)	(12,252,757)
Share transactions:
Proceeds from sales of shares	129,572,113	172,732,999
Net asset value of shares issued to shareholders for
reinvestment of dividends and distributions	13,341,423	12,203,623
Proceeds from short-term redemption fees	5	23
Cost of shares redeemed	(55,069,301)	(107,190,196)
Net increase in net assets resulting from share
transactions	87,844,240	77,746,449
Total increase in net assets	72,841,132	189,766,406
NET ASSETS:
Beginning of year	770,208,987	580,442,581
End of year (including undistributed net investment
income of $19,482,369 and $12,564,693, respectively)	$843,050,119	$770,208,987

The accompanying notes are an integral part of these financial statements.

20

BBH INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each year.

		For the years ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$15.38	$13.05	$12.66	$13.05	$11.98
Income from investment operations:
Net investment income[1]	0.37	0.25	0.27	0.26	0.23
Net realized and unrealized gain (loss)	(0.38)	2.35	0.45	(0.45)	1.03
Total income (loss) from investment
operations	(0.01)	2.60	0.72	(0.19)	1.26
Less dividends and distributions:
From net investment income	(0.26)	(0.27)	(0.33)	(0.20)	(0.19)
Total dividends and distributions	(0.26)	(0.27)	(0.33)	(0.20)	(0.19)
Short-term redemption fees[1]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—
Net asset value, end of year	$15.11	$15.38	$13.05	$12.66	$13.05
Total return	0.01%	20.27%	6.05%	(1.49)%	10.61%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$757	$695	$510	$644	$573
Ratio of expenses to average net assets
before reductions	1.12%	1.14%	1.17%	1.16%	1.17%
Expense offset arrangement	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]
Ratio of expenses to average net assets
after reductions	1.12%	1.14%	1.17%	1.16%	1.17%
Ratio of net investment income to average
net assets	2.43%	1.79%	2.18%	1.98%	1.85%
Portfolio turnover rate	15%	14%	12%	13%	11%

1	Calculated using average shares outstanding for the year.
2	Less than $0.01.
3	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	21

BBH INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Class I share outstanding throughout each year.

		For the years ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$15.43	$13.08	$12.70	$13.09	$12.01
Income from investment operations:
Net investment income[1]	0.40	0.28	0.30	0.29	0.24
Net realized and unrealized gain (loss)	(0.38)	2.37	0.45	(0.45)	1.05
Total income (loss) from investment
operations	0.02	2.65	0.75	(0.16)	1.29
Less dividends and distributions:
From net investment income	(0.29)	(0.30)	(0.37)	(0.23)	(0.21)
Total dividends and distributions	(0.29)	(0.30)	(0.37)	(0.23)	(0.21)
Short-term redemption fees[1]	—	0.00 [2]	0.00 [2]	0.00 [2]	—
Net asset value, end of year	$15.16	$15.43	$13.08	$12.70	$13.09
Total return	0.21%	20.64%	6.31%	(1.26)%	10.88%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$86	$75	$70	$97	$82
Ratio of expenses to average net assets
before reductions	0.90%	0.90%	0.94%	0.92%	0.93%
Expense offset arrangement	0.00%[3]	0.00%[3]	0.00%[3]	0.01%	0.00%[3]
Ratio of expenses to average net assets
after reductions	0.90%	0.90%	0.94%	0.91%	0.93%
Ratio of net investment income to average
net assets	2.62%	2.01%	2.42%	2.22%	1.96%
Portfolio turnover rate	15%	14%	12%	13%	11%

1	Calculated using average shares outstanding for the year.
2	Less than $0.01.
3	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

22

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
As of and for the year ended October 31, 2014

1.	Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on June 6, 1997. On February 20, 2001, the Board of Trustees (“Board”) of the Trust reclassified the Fund’s outstanding shares as “Class N,” and established a new class of shares designated as “Class I”. Class I commenced operations on October 30, 2002. Class N and Class I shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Class I shares convert to any other share class of the Fund. As of October 31, 2014, there were six series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board; (4) for securities traded on international exchanges, if events which may affect the value of the Fund’s securities occur after the close of the primary exchange on which such securities trade and before the Fund’s net asset value is next determined, then those securities will be fair valued as determined in good faith under supervision of the Board. The Fund currently uses a systematic fair value model provided by an independent third party to value international securities on a daily basis; (5) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.
B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities
FINANCIAL STATEMENTS OCTOBER 31, 2014	23

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital or a capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts (“Contracts”) in connection with planned purchases or sales of securities to economically hedge the U.S. dollar value of securities denominated in a particular currency, or to increase or shift its exposure to a currency other than U.S. dollars. The Fund has no specific limitation on the percentage of assets which may be committed to these types of Contracts. The Fund could be exposed to risks if the counterparties to the Contracts are unable to meet the terms of their Contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the Fund are determined using forward foreign currency exchange rates supplied by a quotation service. As of October 31, 2014, the Fund held the following open forward foreign currency contracts including appreciation/(depreciation) as reported in the Statement of Assets and Liabilities and Notes to Financial Statements.
Foreign Currency	Local Currency	Base Currency USD	Market Counterparty	Settlement Date	Unrealized Gain
Contracts to Sell:
Australian Dollar	AUD 9,413,000	8,223,503	Northern Trust Corp.	January 30, 2015	$74,245
Net Unrealized Gain on Open Forward Foreign Currency Exchange Contracts					$74,245

During the year ended October 31, 2014, the average monthly notional amount of forward foreign currency exchange contracts was $7,920,332. The corresponding volumes for the year ranged from $0 to $12,385,961.

24

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

Fair Values of Derivative Instruments as of October 31, 2014

Derivatives not accounted for as hedging instruments under authoritative guidance for derivatives instruments and hedging activities:

	Asset derivatives		Liability derivatives
Risk	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange Risk	Unrealized appreciation of forward foreign currency exchange contracts	$74,245*	Unrealized depreciation of forward foreign currency exchange contacts	—
Total		$74,245		—

*	Includes cumulative appreciation/depreciation of forward foreign currency exchange contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements.

Effect of Forward Foreign Currency Exchange Contracts on the Statement of Operations

Net Realized Gain on Forward Foreign Currency Exchange Contracts	$650,324
Net Change in Unrealized Appreciation/(Depreciation) on Forward
Foreign Currency Exchange Contracts	$ 26,689

E.	Foreign Currency Translations. The accounting records of the Fund are maintained in U.S dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Fund may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized and
FINANCIAL STATEMENTS OCTOBER 31, 2014	25

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

unrealized gain or loss on investments in securities. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at period end, resulting from changes in the exchange rate.

F.	Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.
G.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2014, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2014, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.	Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amounts of $11,905,317 and $1,475,717 to Class N shares and Class I shares, respectively, during the year ended October 31, 2014.
26

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

The tax character of distributions paid during the fiscal years ended October 31, 2014 and 2013, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2014:	$13,381,034	—	$13,381,034	—	$13,381,034
2013:	12,252,757	—	12,252,757	—	12,252,757

As of October 31, 2014 and 2013, respectively, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total accumulated earnings/ (deficit)
2014:	$19,556,615	—	$19,556,615	$(51,410,393)	$(6,514,196)	$156,458,396	$118,090,422
2013:	12,612,249	—	12,612,249	(74,183,898)	(5,516,141)	200,181,319	133,093,529

As of October 31, 2014, the Fund’s net capital loss carryforward expires as follows:

	Expiration Date	Amount
Pre-December 22, 2010 Capital Losses	10/31/2017	$46,243,930
	10/31/2019	5,166,463
Post December 22, 2010 Capital Losses[1]	No Expiration	—
Total capital loss carryforward		$51,410,393

1	Must be utilized prior to losses subject to expiration.

During the year ended October 31, 2014, the Fund utilized $22,773,505 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

FINANCIAL STATEMENTS OCTOBER 31, 2014	27

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

I.	Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.
3.	Fees and Other Transactions with Affiliates
A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH employs a “manager-of-managers” investment approach, whereby it allocates the Fund’s assets among the Fund’s sub-advisers, currently Mondrian Investment Partners Limited and Walter Scott & Partners Limited (together, “Sub-advisers”). The Sub-advisers are responsible for investing the assets of the Fund and the Investment Adviser oversees the Sub-advisers and evaluates their performance results. BBH also provides administrative services to the Fund. The Fund’s investment advisory and administrative services fee is calculated daily and paid monthly at an annual rate equivalent to at 0.80% per annum on the first $1,000,000,000 of average daily net assets and 0.70% per annum on all average daily net assets over $1,000,000,000. The Investment Adviser pays each Sub-adviser a percentage from its investment advisory and administrative fees. For the year ended October 31, 2014, the Fund incurred $6,528,062 for services under the Agreement.
B.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.25% of Class N shares’ average daily net assets. For the year ended October 31, 2014, Class N shares of the Fund incurred $1,829,968 in shareholder servicing fees.
C.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction based fee. The fund accounting fee is an asset based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2014, the Fund incurred $241,799 in custody and fund accounting fees. These fees for the Fund were reduced by $7,395 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to
28

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2014, was $0.

D.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2014, the Fund incurred $71,982 in independent Trustee compensation and reimbursements.
4.	Investment Transactions. For the year ended October 31, 2014, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $210,358,665 and $117,456,397, respectively.
5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N shares and Class I shares were as follows:
	For the year ended October 31, 2014		For the year ended October 31, 2013
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	6,727,518	$102,996,755	10,126,980	$143,135,611
Shares issued in connection
with reinvestments of
dividends	813,276	11,865,706	800,962	10,580,708
Proceeds from short-term
redemption fees	N/A	5	N/A	23
Shares redeemed	(2,650,983)	(40,100,125)	(4,796,253)	(67,115,997)
Net increase	4,889,811	$74,762,341	6,131,689	$86,600,345
Class I
Shares sold	1,702,039	$26,575,358	2,060,256	$29,597,388
Shares issued in connection
with reinvestments of
dividends	101,007	1,475,717	122,855	1,622,915
Shares redeemed	(994,314)	(14,969,176)	(2,726,572)	(40,074,199)
Net increase (decrease)	808,732	$13,081,899	(543,461)	$(8,853,896)

FINANCIAL STATEMENTS OCTOBER 31, 2014	29

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2014

6.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). The investment style of the Sub-advisers may not complement each other (multi-manager risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation (market risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign tax risk), capital controls imposed by foreign governments in response to economic or political events that may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency (capital controls risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). Non-U.S. currencies invested in by the Fund may depreciate against the U.S. dollar (currency exchange rate risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2014 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.
30

BBH INTERNATIONAL EQUITY FUND
DISCLOSURE OF FUND EXPENSES
October 31, 2014 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2014 to October 31, 2014).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

FINANCIAL STATEMENTS OCTOBER 31, 2014	31

BBH INTERNATIONAL EQUITY FUND
DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2014 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period May 1, 2014 to October 31, 2014[1]
Class N
Actual	$1,000	$ 970	$5.51
Hypothetical[2]	$1,000	$1,020	$5.65

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period May 1, 2014 to October 31, 2014[1]
Class I
Actual	$1,000	$ 971	$4.50
Hypothetical[2]	$1,000	$1,021	$4.61

1	Expenses are equal to the Fund’s annualized expense ratio of 1.11% and 0.91% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
2	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.
32

BBH INTERNATIONAL EQUITY FUND
CONFLICTS OF INTEREST
October 31, 2014 (unaudited)

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

FINANCIAL STATEMENTS OCTOBER 31, 2014	33

BBH INTERNATIONAL EQUITY FUND
CONFLICTS OF INTEREST
October 31, 2014 (unaudited)

BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

34

BBH INTERNATIONAL EQUITY FUND
ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2014 (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $13,381,034 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2014. In January 2015, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns. The amounts which represent income derived from sources within, and taxes paid to foreign counties or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes Paid

$27,929,373	$1,700,703

FINANCIAL STATEMENTS OCTOBER 31, 2014	35

TRUSTEES AND OFFICERS OF BBH INTERNATIONAL EQUITY FUND
(unaudited)

Information pertaining to the Trustees of the BBH Trust (the “Trust”) and executive officers of the Trust is set forth below. The Statement of Additional Information for the BBH International Equity Fund includes additional information about the Fund’s Trustees and is available upon request, without charge, by contacting the Fund at 1-800-575-1265.

Name and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Date: March 3, 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	6	None.

David P. Feldman Birth Date: November 16, 1939	Trustee	Since 2007 and 1992-2007 with the Predecessor Trust	Retired.	6	Director of Dreyfus Mutual Funds (42 Funds).

Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012) CEO of WWIG (1992-2009).	6	Director of WWIG.

Mark M. Collins Birth Date: November 8, 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	6	Chairman of Dillon Trust Company.

John M. Tesoro Birth Date: May 23, 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (Retired in September 2012).	6	Trustee, Bridge Builder Trust (1 Fund) Director, Teton Advisors, Inc. (a registered investment adviser).

36

TRUSTEES AND OFFICERS OF BBH INTERNATIONAL EQUITY FUND
(unaudited)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Date: February 18, 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co., Director of BBH Luxembourg S.C.A. (since 1992); Director of BBH Trust Company (Cayman) Ltd. (2007 to April 2011); and BBH Investor Services (London) Ltd. (2001 to April 2011).	6	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Birth Date: April 11, 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011); President and Principal Executive Officer of the Trust (2008-2011).	6	None.
FINANCIAL STATEMENTS OCTOBER 31, 2014	37

TRUSTEES AND OFFICERS OF BBH INTERNATIONAL EQUITY FUND
(unaudited)

OFFICERS

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Radford W. Klotz 140 Broadway New York, NY 10005 Birth Date: December 1, 1955	President and Principal Executive Officer	Since 2011	Partner of BBH&Co. since 1995; joined BBH&Co. in 1977.

Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Date: December 10, 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.

Mark A. Egert 140 Broadway New York, NY 10005 Birth Date: May 25, 1962	Chief Compliance Officer (“CCO”); and Anti-Money Laundering Officer	Since 2011 Since 2014	Senior Vice President of BBH&Co. since June 2011; Partner at Crowell & Moring LLP (April 2010 to May 2011); and CCO of Cowen and Company (January 2005 to April 2010).

Suzan Barron 50 Post Office Square Boston, MA 02110 Birth Date: September 5, 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

Rowena Rothman 140 Broadway New York, NY 10005 Birth Date: October 24, 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Messrs. Wagner and Feldman previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.
38

Administrator	Investment Adviser
Brown Brothers Harriman & Co.	Brown Brothers Harriman
140 Broadway	Mutual Fund Advisory
New York, NY 10005	Department
140 Broadway
Distributor	New York, NY 10005
Alps Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman
140 Broadway
New York, NY 10005
1-800-575-1265

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Fund at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

Annual Report

OCTOBER 31, 2014

BBH Intermediate Municipal Bond Fund

BBH INTERMEDIATE MUNICIPAL BOND FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2014

BBH Intermediate Municipal Bond Fund Class I (“the Fund”), launched on April 1, 2014, posted a since-inception cumulative total return of 3.89% and 3.82% for Class I and Class N, respectively (net of fees and expenses) for the seven-month period ended October 31, 2014 as compared with the 3.67% total return for the benchmark Barclays Municipal Bond 1-15 Year Blend (1-17) Index’s1 over the same period.

The objective of the Intermediate Municipal Bond Fund is to preserve investor capital and generate attractive risk-adjusted returns. We seek to achieve this objective by investing in a limited number of durable credits with healthy return potential. Investing the Fund’s seed capital into a rallying municipal market proved challenging. We typically find that opportunities are more prevalent during volatile market environments than during relative calms like we experienced this year. We are proud of the Fund’s performance and the positive message it sends about our investment process and our team’s skill in execution.

In stark contrast to last year, municipal market performance has been quite strong. In fact, market returns have been positive for the last 10 consecutive months, the second longest “winning streak” over the past 30+ years. Despite the tapering and eventual end of the Federal Reserve’s latest Quantitative Easing program amid ongoing improvements in the domestic labor market and continued economic expansion, interest rates fell sharply through the period. Consistent inflows into mutual funds, constrained supply, and the attractiveness of tax-exempt income all contributed to strong investor demand for municipals.

Since launching the Fund on April 1, 2014, we have been diligently investing in accordance with our strategy. We invest our portfolios from the bottom-up and have identified many more opportunities in revenue bonds than in general obligation issues (GOs). We believe that individual investors have a preference for GO debt often leading to valuations that are not interesting to us in that sector. Moreover, revenue bonds generally do not face the same political challenges as GOs, and offer additional bondholder protections not frequently found in the GO sector.

Trading activity related to the investment of the Fund’s seed capital has led to a relatively high turnover as we have patiently rotated into longer-term opportunities from our initial investments in ultra high quality municipal credits. Absent capital flows, we expect the fund to generate much less turnover in the future.

We believe the Fund is well positioned and continue to look for attractively priced securities that satisfy our investment criteria.

[1]	Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Capital Municipal Bond Index, a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market. One cannot invest directly in an index.
2

BBH INTERMEDIATE MUNICIPAL BOND FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2014

Growth of $10,000 Invested in BBH Intermediate Municipal Bond

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund since inception (April 1, 2014) to October 31, 2014 as compared to the BMBB.

The annualized gross expense ratios as shown in the April 1, 2014 prospectus for Class N and Class I shares were 0.78% and 0.63%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Barclays Municipal Bond 1-15 Year Blend (1-17) Index (“BMBB”) has been adjusted to reflect reinvestment of dividends on securities in the index. The BMBB is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in the index.
FINANCIAL STATEMENTS OCTOBER 31, 2014	3

BBH INTERMEDIATE MUNICIPAL BOND FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of
BBH Intermediate Municipal Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Intermediate Municipal Bond Fund (a series of BBH Trust) (the “Fund”) as of October 31, 2014, and the related statement of operations, the statements of changes in net assets and the financial highlights for the period from April 1, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Intermediate Municipal Bond Fund as of October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period from April 1, 2014 (commencement of operations) to October 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2014

4

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO ALLOCATION
October 31, 2014

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Municipal Bonds	$52,888,457	100.4%
Liabilities in Excess of Other Assets	(195,388)	(0.4)
NET ASSETS	$52,693,069	100.0%

All data as of October 31, 2014. The Fund’s security type diversification is expressed as a percentage of net assets and may vary over time.

CREDIT QUALITY

	U.S. $ Value	Percent of Total Investments
AAA	$4,894,750	9.3%
AA	15,598,532	29.5
A	31,643,067	59.8
BBB	752,108	1.4
TOTAL INVESTMENTS	$52,888,457	100%

All data as of October 31, 2014. The Fund’s credit quality is expressed as a percentage of total investments and may vary over time. Ratings are provided by Standard and Poor’s (S&P). Where S&P ratings are not available, they are substituted with Moody’s. S&P and Moody’s are independent third parties.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	5

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (100.4%)
	Alabama (0.6%)
$255,000	Alabama 21st Century Authority,
	Revenue Bonds	06/01/21	5.000%	$294,749
	Total Alabama			294,749
	Arizona (4.1%)
375,000	Salt Verde Financial Corp., Revenue
	Bonds	12/01/19	5.250	430,770
55,000	Salt Verde Financial Corp., Revenue
	Bonds	12/01/22	5.250	65,286
860,000	Salt Verde Financial Corp., Revenue
	Bonds	12/01/27	5.250	1,029,781
250,000	Salt Verde Financial Corp., Revenue
	Bonds	12/01/28	5.250	297,975
105,000	Salt Verde Financial Corp., Revenue
	Bonds	12/01/29	5.500	127,636
185,000	Salt Verde Financial Corp., Revenue
	Bonds	12/01/32	5.000	211,991
	Total Arizona			2,163,439
	California (6.4%)
60,000	California Pollution Control Financing
	Authority, Revenue Bonds, AMBAC,
	FGIC	12/01/23	4.750	64,256
1,000,000	California State Public Works Board,
	Revenue Bonds	09/01/33	5.000	1,154,290
25,000	Long Beach Bond Finance Authority,
	Revenue Bonds	11/15/19	5.250	28,790
25,000	Long Beach Bond Finance Authority,
	Revenue Bonds	11/15/22	5.250	29,337
155,000	Long Beach Bond Finance Authority,
	Revenue Bonds	11/15/23	5.250	182,669
30,000	Long Beach Bond Finance Authority,
	Revenue Bonds[1]	11/15/27	1.607	27,673
205,000	Long Beach Bond Finance Authority,
	Revenue Bonds	11/15/30	5.500	251,273

The accompanying notes are an integral part of these financial statements.

6

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	California (continued)
$625,000	Los Angeles County Metropolitan
	Transportation Authority, Revenue
	Bonds AMBAC[1],	07/01/27	0.343%	$586,869
50,000	Los Angeles County Metropolitan
	Transportation Authority, Revenue
	Bonds, AMBAC[1]	07/01/27	0.345	46,796
470,000	Northern California Gas Authority No. 1,
	Revenue Bonds[1]	07/01/27	0.877	428,903
575,000	Northern California Transmission Agency,
	Revenue Bonds, NPFG[1]	05/01/24	0.344	546,174
	Total California			3,347,030
	Colorado (0.9%)
515,000	Denver Health & Hospital Authority,
	Revenue Bonds[1]	12/01/33	1.257	466,101
	Total Colorado			466,101
	Connecticut (0.4%)
140,000	Connecticut Housing Finance Authority,
	Revenue Bonds	11/15/23	3.450	142,958
85,000	State of Connecticut, General Obligation
	Bonds[1]	03/01/25	1.040	85,481
	Total Connecticut			228,439
	District of Columbia (0.4%)
180,000	Metropolitan Washington Airports
	Authority, Revenue Bonds	10/01/21	5.000	212,501
	Total District of Columbia			212,501
	Florida (8.5%)
425,000	City of Tampa Solid Waste System
	Revenue, Revenue Bonds	10/01/20	5.000	493,620
100,000	City of Tampa Solid Waste System
	Revenue, Revenue Bonds	10/01/21	3.500	105,459
95,000	County of Broward Airport System
	Revenue, Revenue Bonds	10/01/21	5.000	111,887

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	7

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Florida (continued)
$380,000	County of Broward Airport System
	Revenue, Revenue Bonds	10/01/26	5.000%	$436,004
525,000	County of Citrus, Revenue Bonds, XLCA[1]	01/01/18	0.304	507,725
1,000,000	Florida HomeLoan Corp., Revenue Bonds,
	FHLMC	07/01/45	3.000	1,052,890
1,080,000	Greater Orlando Aviation Authority,
	Revenue Bonds	10/01/27	5.000	1,230,174
35,000	Hillsborough County Aviation Authority,
	Revenue Bonds	10/01/25	5.000	39,877
10,000	Hillsborough County Aviation Authority,
	Revenue Bonds	10/01/26	5.000	11,261
170,000	Miami-Dade County, Revenue Bonds	10/01/22	5.000	201,518
300,000	Pinellas County Health Facilities
	Authority, Revenue Bonds, NPFG[1]	11/15/23	0.182	284,615
	Total Florida			4,475,030
	Georgia (1.5%)
200,000	Burke County Development Authority,
	Revenue Bonds, AGM[1]	01/01/24	0.266	188,007
65,000	Chatham County Hospital Authority,
	Revenue Bonds	01/01/26	5.000	75,724
500,000	Monroe County Development Authority,
	Revenue Bonds[1]	01/01/39	2.400	510,710
	Total Georgia			774,441
	Hawaii (4.3%)
175,000	State of Hawaii Department of Budget
	& Finance, Revenue Bonds, AMBAC[1]	07/01/29	0.266	164,796
1,050,000	State of Hawaii Department of Budget
	& Finance, Revenue Bonds, AMBAC[1]	07/01/29	0.270	988,695
1,000,000	State of Hawaii Department of
	Transportation, Certificates of
	Participation	08/01/28	5.000	1,126,480
	Total Hawaii			2,279,971

The accompanying notes are an integral part of these financial statements.

8

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Illinois (8.2%)
$15,000	Chicago Transit Authority, Revenue
	Bonds, AMBAC	06/01/16	5.250%	$15,839
50,000	Chicago Transit Authority, Revenue
	Bonds, AMBAC	06/01/16	5.250	52,798
375,000	Chicago Transit Authority, Revenue
	Bonds	06/01/19	5.500	440,201
50,000	Chicago Transit Authority, Revenue
	Bonds, AGC	06/01/20	5.250	57,003
25,000	Chicago Transit Authority, Revenue
	Bonds	06/01/22	5.000	28,476
50,000	Chicago Transit Authority, Revenue
	Bonds, AGC	06/01/24	5.250	56,404
220,000	City of Chicago Motor Fuel Tax Revenue,
	Revenue Bonds, AGC	01/01/22	5.000	253,180
80,000	City of Chicago Motor Fuel Tax Revenue,
	Revenue Bonds	01/01/25	5.000	91,210
340,000	City of Chicago Motor Fuel Tax Revenue,
	Revenue Bonds	01/01/26	5.000	381,623
245,000	Illinois State Finance Authority, Revenue
	Bonds	11/15/32	5.000	277,164
1,000,000	Railsplitter Tobacco Settlement Authority,
	Revenue Bonds	06/01/19	5.000	1,145,510
90,000	Railsplitter Tobacco Settlement Authority,
	Revenue Bonds	06/01/19	5.125	103,589
70,000	Railsplitter Tobacco Settlement Authority,
	Revenue Bonds	06/01/21	5.375	83,152
95,000	Railsplitter Tobacco Settlement Authority,
	Revenue Bonds	06/01/23	5.500	111,543
40,000	State of Illinois, General Obligation Bonds	08/01/21	5.000	45,002
110,000	State of Illinois, General Obligation Bonds	07/01/22	5.000	123,505
250,000	State of Illinois, General Obligation
	Bonds, AGM	04/01/26	5.000	276,520

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	9

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Illinois (continued)
$250,000	State of Illinois, General Obligation Bonds	05/01/28	5.000%	$272,050
475,000	State of Illinois, General Obligation Bonds	09/01/28	5.000	498,874
	Total Illinois			4,313,643
	Indiana (0.4%)
220,000	City of Rockport, Revenue Bonds[1]	06/01/25	1.750	221,751
	Total Indiana			221,751
	Kansas (2.0%)
150,000	City of La Cygne, Revenue Bonds,
	NPFG[1]	04/15/27	0.080	136,263
50,000	City of St. Marys, Revenue Bonds,
	NPFG[1]	04/15/32	0.080	44,646
1,000,000	City of St. Marys, Revenue Bonds,
	NPFG[1]	04/15/32	0.080	892,932
	Total Kansas			1,073,841
	Kentucky (6.8%)
1,600,000	Carroll County, Revenue
	Bonds, AMBAC[1]	10/01/32	0.140	1,467,221
750,000	Kentucky Housing Corp., Revenue Bonds	07/01/17	3.800	789,915
750,000	Kentucky Housing Corp., Revenue Bonds	01/01/18	4.000	786,705
500,000	Kentucky Housing Corp., Revenue Bonds	07/01/19	4.250	533,905
	Total Kentucky			3,577,746
	Maine (2.0%)
1,000,000	Finance Authority of Maine, Revenue
	Bonds	02/01/16	4.650	1,045,580
	Total Maine			1,045,580
	Maryland (0.5%)
125,000	City of Baltimore, Revenue Bonds,
	NPFG[1]	07/01/32	0.090	113,950
150,000	City of Baltimore, Revenue Bonds,
	NPFG[1]	07/01/32	0.090	136,492
	Total Maryland			250,442

The accompanying notes are an integral part of these financial statements.

10

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Massachusetts (1.2%)
$250,000	Commonwealth of Massachusetts,
	General Obligation Bonds, AGM	11/01/18	2.570%	$262,127
375,000	Commonwealth of Massachusetts,
	General Obligation Bonds, NPFG[1]	12/01/30	0.090	345,444
35,000	Commonwealth of Massachusetts,
	General Obligation Bonds, NPFG[1]	05/01/37	0.731	32,913
	Total Massachusetts			640,484
	Michigan (7.3%)
220,000	Detroit City School District, General
	Obligation Bonds, FGIC	05/01/20	6.000	265,784
175,000	Detroit City School District, General
	Obligation Bonds, FGIC	05/01/21	6.000	213,234
25,000	Detroit City School District, General
	Obligation Bonds, AGM	05/01/27	5.250	29,872
90,000	Detroit City School District, General
	Obligation Bonds, AGM	05/01/29	6.000	105,676
1,505,000	Detroit City School District, General
	Obligation Bonds, AGM	05/01/30	5.250	1,813,826
220,000	Detroit City School District, General
	Obligation Bonds, AGM	05/01/32	5.250	264,255
1,000,000	Michigan State Hospital Finance
	Authority, Revenue Bonds	06/01/25	5.000	1,166,220
	Total Michigan			3,858,867
	Missouri (1.1%)
310,000	Health & Educational Facilities Authority
	of the State of Missouri, Revenue
	Bonds, AMBAC[1]	06/01/31	0.388	281,328
300,000	Health & Educational Facilities Authority
	of the State of Missouri, Revenue
	Bonds, AMBAC[1]	06/01/31	0.391	272,076
	Total Missouri			553,404

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	11

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Montana (1.0%)
$500,000	Montana Board of Housing, Revenue
	Bonds, FHA	12/01/43	3.000%	$522,710
	Total Montana			522,710
	Nebraska (0.3%)
125,000	Central Plains Energy Project,
	Revenue Bonds	12/01/18	5.250	142,280
35,000	Central Plains Energy Project,
	Revenue Bonds	09/01/27	5.000	38,766
	Total Nebraska			181,046
	Nevada (0.9%)
500,000	County of Washoe, Revenue Bonds,
	NPFG[1]	03/01/36	0.424	476,844
	Total Nevada			476,844
	New Jersey (10.3%)
425,000	New Jersey Economic Development
	Authority, Revenue Bonds[1]	03/01/28	1.650	423,976
250,000	New Jersey State Turnpike Authority,
	Revenue Bonds, NPFG[1]	01/01/30	0.175	228,783
595,000	New Jersey Transit Corp., Revenue
	Bonds	09/15/20	5.000	687,897
275,000	New Jersey Transportation Trust Fund
	Authority, Revenue Bonds, AMBAC[2]	12/15/26	0.000	165,247
2,500,000	New Jersey Transportation Trust Fund
	Authority, Revenue Bonds, NPFG[2]	12/15/30	0.000	1,222,500
3,960,000	Tobacco Settlement Financing Corp.,
	Revenue Bonds[2]	06/01/41	0.000	967,349
7,245,000	Tobacco Settlement Financing Corp.,
	Revenue Bonds[2]	06/01/41	0.000	1,715,399
	Total New Jersey			5,411,151

The accompanying notes are an integral part of these financial statements.

12

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	New York (10.3%)
$50,000	Metropolitan Transportation Authority,
	Revenue Bonds, AGM[1]	11/01/22	0.307%	$48,147
1,000,000	Metropolitan Transportation Authority,
	Revenue Bonds, AGM[1]	11/01/22	0.308	962,934
800,000	New York City, General Obligation Bonds[3]	11/03/14	0.060	800,000
1,725,000	New York State Energy Research &
	Development Authority, Revenue
	Bonds, AMBAC[1]	12/01/25	0.381	1,594,557
80,000	New York State Energy Research &
	Development Authority, Revenue
	Bonds, AMBAC[1]	12/01/26	0.383	74,688
80,000	New York State Energy Research &
	Development Authority, Revenue
	Bonds, AMBAC[1]	03/01/27	0.385	74,252
290,000	New York State Energy Research &
	Development Authority, Revenue
	Bonds, AMBAC[1]	07/01/27	0.380	270,717
580,000	New York State Energy Research &
	Development Authority, Revenue
	Bonds, XLCA[1]	07/01/29	0.392	533,517
1,000,000	New York State Energy Research &
	Development Authority, Revenue
	Bonds, XLCA[1]	01/01/39	0.091	896,262
205,000	State of New York, General Obligation
	Bonds, AMBAC[1]	03/14/31	0.135	184,531
	Total New York			5,439,605
	North Carolina (2.3%)
1,000,000	Mecklenburg County, General
	Obligation Bonds	12/01/21	5.000	1,219,010
	Total North Carolina			1,219,010

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	13

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	North Dakota (1.0%)
$500,000	North Dakota Housing Finance Agency,
	Revenue Bonds	07/01/34	4.000%	$548,940
	Total North Dakota			548,940
	Pennsylvania (5.8%)
25,000	Allegheny County Airport Authority,
	Revenue Bonds, NPFG	01/01/18	5.000	28,057
275,000	Allegheny County Airport Authority,
	Revenue Bonds, FGIC	01/01/18	5.000	308,624
190,000	Allegheny County Airport Authority,
	Revenue Bonds	01/01/21	5.000	218,929
50,000	Allegheny County Airport Authority,
	Revenue Bonds, FGIC	01/01/22	5.000	57,647
40,000	Allegheny County Airport Authority,
	Revenue Bonds, FGIC	01/01/23	5.000	46,186
1,000,000	Pennsylvania Economic Development
	Financing Authority, Revenue Bonds[1]	07/01/41	2.250	1,001,360
1,000,000	School District of Philadelphia, General
	Obligation Bonds	09/01/20	5.000	1,162,890
210,000	School District of Philadelphia, General
	Obligation Bonds	09/01/22	5.250	241,103
	Total Pennsylvania			3,064,796
	Tennessee (1.5%)
210,000	Clarksville Natural Gas Acquisition Corp.,
	Revenue Bonds	12/15/19	5.000	238,165
25,000	Clarksville Natural Gas Acquisition Corp.,
	Revenue Bonds	12/15/20	5.000	28,766
485,000	Tennessee Housing Development
	Agency, Revenue Bonds[4]	07/01/45	4.000	536,201
	Total Tennessee			803,132
	Texas (6.7%)
350,000	City of Houston Airport System,
	Revenue Bonds, AGM[1]	07/01/30	0.240	318,308
500,000	City of Houston Airport System,
	Revenue Bonds, AGM[1]	07/01/30	0.240	454,769

The accompanying notes are an integral part of these financial statements.

14

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Texas (continued)
$225,000	City of Houston Airport System,
	Revenue Bonds, XLCA[1]	07/01/32	0.304%	$210,151
75,000	City of Houston Airport System,
	Revenue Bonds, XLCA[1]	07/01/32	0.308	70,027
575,000	City of Houston Airport System,
	Revenue Bonds, XLCA[1]	07/01/32	0.308	536,809
80,000	Texas Municipal Gas Acquisition &
	Supply Corp. I, Revenue Bonds	12/15/19	5.250	91,983
45,000	Texas Municipal Gas Acquisition &
	Supply Corp. I, Revenue Bonds	12/15/21	5.250	52,220
165,000	Texas Municipal Gas Acquisition &
	Supply Corp. I, Revenue Bonds	12/15/23	5.250	190,979
430,000	Texas Municipal Gas Acquisition &
	Supply Corp. I, Revenue Bonds	12/15/25	5.250	499,191
1,000,000	Texas Municipal Gas Acquisition &
	Supply Corp. I, Revenue Bonds[1]	12/15/26	0.857	908,600
150,000	Texas Municipal Gas Acquisition &
	Supply Corp. I, Revenue Bonds	12/15/26	5.250	174,116
	Total Texas			3,507,153
	Virginia (0.5%)
250,000	Sussex County Industrial Development
	Authority, Revenue Bonds[1]	06/01/28	2.375	253,090
	Total Virginia			253,090
	Washington (2.9%)
1,000,000	Port of Seattle, Revenue Bonds	02/01/24	5.000	1,139,210
180,000	Washington State Housing Finance
	Commission, Revenue Bonds,
	FHLMC, FNMA, GNMA	12/01/21	2.900	180,915
185,000	Washington State Housing Finance
	Commission, Revenue Bonds,
	FHLMC, FNMA, GNMA	12/01/22	3.050	188,452
	Total Washington			1,508,577

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	15

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Wisconsin (0.3%)
$ 150,000	County of Milwaukee Airport Revenue,
	Revenue Bonds	12/01/28	5.250%	$174,944
	Total Wisconsin			174,944
	Total Municipal Bonds
	(Identified cost $51,798,469)			$52,888,457
TOTAL INVESTMENTS (Identified cost $51,798,469)[5]			100.4%	$52,888,457
LIABILITIES IN EXCESS OF OTHER ASSETS			(0.4)%	(195,388)
NET ASSETS			100.0%	$52,693,069

[1]	Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2014 coupon or interest rate.
[2]	Security issued with a zero coupon. Income is recognized through accretion of discount.
[3]	Variable rate demand note. The maturity date reflects the demand repayment dates. The interest rate changes on specific dates (such as coupon or interest payment date). The yield shown represents the coupon or interest rate as of October 31, 2014.
[4]	Represents a security purchased on a when-issued basis.
[5]	The aggregate cost for federal income tax purposes is $51,798,469, the aggregate gross unrealized appreciation is $1,191,427 and the aggregate gross unrealized depreciation is $101,439, resulting in net unrealized appreciation of $1,089,988.

Abbreviations:

AGC — Assured Guaranty Corp.
AGM — Assured Guaranty Municipal Corp.
AMBAC — AMBAC Financial Group, Inc.
FGIC — Financial Guaranty Insurance Company.
FHA — Federal Housing Administration.
FHLMC — Federal Home Loan Mortgage Corporation.
FNMA — Federal National Mortgage Association.
GNMA — Government National Mortgage Association.
NPFG — National Public Finance Guaranty Corp.
XLCA — XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

16

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three levels defined by the fair value hierarchy are as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical investments.
—	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include municipal bonds, investment-grade corporate bonds, U.S. Treasury

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	17

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2014

notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2014.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2014
Municipal Bonds**	$—	$52,888,457	$—	$52,888,457
Total Investments, at value	$—	$52,888,457	$—	$52,888,457

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the seven-month period ended October 31, 2014.
**	For geographical breakdown of municipal bond investments, refer to the Portfolio of Investments.

The accompanying notes are an integral part of these financial statements.

18

BBH INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2014

ASSETS:
Investments in securities, at value (Identified cost $51,798,469)	$52,888,457
Receivables for:
Interest	420,189
Investment advisory and administrative fees waiver reimbursement	81,659
Prepaid assets	21,570
Total Assets	53,411,875

LIABILITIES:
Due to custodian	16,325
Payables for:
Investments purchased	590,771
Professional fees	50,435
Custody and fund accounting fees	22,821
Investment advisory and administrative fees	17,924
Transfer agent fees	1,945
Distributor fees	1,171
Board of Trustees’ fees	415
Shareholder servicing fees	135
Accrued expenses and other liabilities	16,864
Total Liabilities	718,806
NET ASSETS	$52,693,069

Net Assets Consist of:
Paid-in capital	$51,191,856
Undistributed net investment income	152
Accumulated net realized gain on investments in securities	411,073
Net unrealized appreciation/(depreciation) on investments in securities	1,089,988
Net Assets	$52,693,069

NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($1,054,658 ÷ 102,348 shares outstanding)	$10.30
CLASS I SHARES
($51,638,411 ÷ 5,015,627 shares outstanding)	$10.30

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	19

BBH INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS
For the period from April 1, 2014 (commencement of operations) to October 31, 2014

NET INVESTMENT INCOME:
Income:
Interest and other income	$601,521
Total Income	601,521

Expenses:
Investment advisory and administrative fees	120,983
Registration fees	42,896
Audit fees	36,500
Shareholder Report fees	31,884
Board of Trustees’ fees	27,608
Custody and fund accounting fees	23,990
Legal fees	13,935
Transfer agent fees	13,081
Distributor fees	9,368
Shareholder servicing fees	741
Miscellaneous expenses	17,478
Total Expenses	338,464
Investment advisory and administrative fees waiver	(185,325)
Expense offset arrangement	(1,169)
Net Expenses	151,970
Net Investment Income	449,551

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	411,073
Net change in unrealized appreciation/(depreciation) on
investments in securities	1,089,988
Net Realized and Unrealized Gain	1,501,061
Net Increase in Net Assets Resulting from Operations	$1,950,612

The accompanying notes are an integral part of these financial statements.

20

BBH INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS

For the period from April 1, 2014 (commencement of operations) to October 31, 2014
INCREASE IN NET ASSETS:
Operations:
Net investment income	$449,551
Net realized gain on investments in securities	411,073
Net change in unrealized appreciation/(depreciation) on
investments in securities	1,089,988
Net increase in net assets resulting from operations	1,950,612
Dividends and distributions declared:
From net investment income:
Class N	(7,529)
Class I	(441,870)
Total dividends and distributions declared	(449,399)
Share transactions:
Proceeds from sales of shares	51,190,259
Net asset value of shares issued to shareholders for reinvestment
of dividends and distributions	8,899
Cost of shares redeemed	(7,302)
Net increase in net assets resulting from share transactions	51,191,856
Total increase in net assets	52,693,069

NET ASSETS:
Beginning of period	—
End of period (including undistributed net investment income of $152)	$52,693,069

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	21

BBH INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout the period.

For the period from April 1, 2014 (commencement of operations) to October 31, 2014
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income[1]	0.09
Net realized and unrealized gain	0.29
Total income from investment operations	0.38
Less dividends and distributions:
From net investment income	(0.08)
Total dividends and distributions	(0.08)
Net asset value, end of period	$10.30
Total return	3.82%[2]

Ratios/Supplemental data:
Net assets, end of period (in millions)	$1
Ratio of expenses to average net assets before reductions	8.78%[3]
Fee waiver	8.13%[3,4]
Expense offset arrangement	0.00%[3,5]
Ratio of expenses to average net assets after reductions	0.65%[3]
Ratio of net investment income to average net assets	1.43%[3]
Portfolio turnover rate	91%[6]

[1]	Calculated using average shares outstanding for the period.
[2]	Not annualized.
[3]	Annualized with the exception of audit fees and registration fees.
[4]	The ratio of expenses to average net assets for the period ended October 31, 2014 reflect fees reduced as result of a contractual operating expense limitation of the share class to 0.65%. The agreement is effective for the period beginning on April 1, 2014 and will terminate on March 1, 2016, unless it is renewed by all parties to the agreement. For the period from April 1, 2014 to October 31, 2014 the waived fees were $47,942.
[5]	Less than 0.01%
[6]	Represents Fund portfolio turnover for the period ended October 31, 2014.

The accompanying notes are an integral part of these financial statements.

22

BBH INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Class I share outstanding throughout the period.

For the period from April 1, 2014 (commencement of operations) to October 31, 2014
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income[1]	0.09
Net realized and unrealized gain	0.30
Total income from investment operations	0.39
Less dividends and distributions:
From net investment income	(0.09)
Total dividends and distributions	(0.09)
Net asset value, end of period	$10.30
Total return	3.89%[2]

Ratios/Supplemental data:
Net assets, end of period (in millions)	$52
Ratio of expenses to average net assets before reductions	0.88%[3]
Fee waiver	0.38%[3,4]
Expense offset arrangement	0.00%[3,5]
Ratio of expenses to average net assets after reductions	0.50%[3]
Ratio of net investment income to average net assets	1.49%[3]
Portfolio turnover rate	91%[6]

[1]	Calculated using average shares outstanding for the period.
[2]	Not annualized.
[3]	Annualized with the exception of audit fees and registration fees.
[4]	The ratio of expenses to average net assets for the period ended October 31, 2014 reflect fees reduced as result of a contractual operating expense limitation of the share class to 0.50%. The agreement is effective for the period beginning on April 1, 2014 and will terminate on March 1, 2016, unless it is renewed by all parties to the agreement. For the period from April 1, 2014 to October 31, 2014 the waived fees were $137,383.
[5]	Less than 0.01%
[6]	Represents Fund portfolio turnover for the period ended October 31, 2014.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	23

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
As of and for the period ended October 31, 2014

1.	Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on April 1, 2014. The Fund offers both Class N shares and Class I shares. Class N and Class I shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Class I shares convert to any other share class of the Fund. As of October 31, 2014, there were six series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. Prices of municipal bonds are provided by an external pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. The evaluated vendor pricing is based on methods that may include consideration of the following: yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the
24

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2014

collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2014, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the period ended October 31, 2014, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed all open tax years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2014	25

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2014

E.	Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $7,529 and $441,870 to Class N and Class I shareholders, respectively, during the period ended October 31, 2014.

The tax character of distributions paid during the period ended October 31, 2014, was as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax exempt income	Tax return of capital	Total distributions paid
2014:	$53,584	—	$53,584	$395,815	—	$449,399

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total accumulated earnings / (deficit)
2014:	$411,073	—	$411,073	—	—	$1,089,988	$1,501,061

The Fund did not have a net capital loss carryforward at October 31, 2014.

Total distributions paid may differ from amounts reported in the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

To the extent future capital gains are offset by capital loss carryforwards; such gains will not be distributed.

F.	Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.
26

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2014

3.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Effective April 1, 2014 (commencement of operations), under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH also provides administrative services to the Fund. The Fund’s investment advisory fee is calculated daily and paid monthly at an annual rate equivalent to 0.40% of the Fund’s average daily net assets. For the period ended October 31, 2014, the Fund incurred $120,983 under the Agreement.
B.	Investment Advisory and Administrative Fee Waivers. Effective April 1, 2014 (commencement of operations), the SID contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of Class N and Class I to 0.65% and 0.50%, respectively. The agreement will terminate on March 1, 2016, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the period ended October 31, 2014, the SID waived fees in the amount of $47,942 and $137,383 for Class N and Class I, respectively.
C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.15% of Class N shares’ average daily net assets. For the period ended October 31, 2014, Class N shares of the Fund incurred $741 in shareholder servicing fees.
D.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction based fee. The fund accounting fee is an asset based fee calculated at 0.004% of the Fund’s net asset value. For the period ended October 31, 2014, the Fund incurred $23,990 in custody and fund accounting fees. These fees for the Fund were reduced by $1,169 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. For the period ended October 31, 2014, the Fund had an overdraft of $16,325 and incurred $6 in interest on the overdraft position.
FINANCIAL STATEMENTS OCTOBER 31, 2014	27

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2014

E.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the period ended October 31, 2014, the Fund incurred $27,608 in independent Trustee compensation and reimbursements.
F.	Affiliated Ownership. As of October 31, 2014, BBH is the owner of record of 98% of the total outstanding shares of the Fund.
4.	Investment Transactions. For the period ended October 31, 2014, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, was $99,610,155 and $48,053,154, respectively.
5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N and Class I shares were as follows:
	For the period ended October 31, 2014*
	Shares	Dollars
Class N
Shares sold	102,326	$1,035,259
Shares issued in connection with reinvestments of dividends	737	7,529
Shares redeemed	(715)	(7,302)
Net increase	102,348	$1,035,486
Class I
Shares sold	5,015,493	$50,155,000
Shares issued in connection with reinvestments of dividends	134	1,370
Net increase	5,015,627	$50,156,370

*	The period represented is from April 1, 2014 (commencement of operations) to October 31, 2014.
28

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2014

6.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund may invest in auction rate securities, the liquidity and price of which are subject to the risk of insufficient demand at auction or on a secondary market (auction rate securities risk). Additionally, in the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to redemption of securities by the issuer before maturity (call risk), failure of a counterparty to a transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), difficulty in being able to purchase or sell a security (liquidity risk) and a significant position in municipal securities in a particular state (state-specific risk). Political, legislative and economic events may affect a municipal security’s value, interest payments, repayments of principal and the Fund’s ability to sell it (municipal issuer risk). Additionally, the Fund may invest more than 25% of total assets in municipal obligations relating to similar types of projects and, as a result, the Fund may be more sensitive to adverse economic, business or political developments (concentration risk). The Fund’s use of derivatives creates risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; and political and regulatory events (market risk). While the Fund endeavors to purchase only bona fide tax exempt bonds, there is a risk that a bond may be reclassified by the IRS as a taxable bond creating taxable income for the Fund and its shareholders (taxation risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

FINANCIAL STATEMENTS OCTOBER 31, 2014	29

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2014

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust.

Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2014 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.
30

BBH INTERMEDIATE MUNICIPAL BOND FUND
DISCLOSURE OF FUND EXPENSES
October 31, 2014 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2014 to October 31, 2014).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

FINANCIAL STATEMENTS OCTOBER 31, 2014	31

BBH INTERMEDIATE MUNICIPAL BOND FUND
DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2014 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period May 1, 2014 to October 31, 2014[1]
Class N
Actual	$1,000	$1,028	$3.32
Hypothetical[2]	$1,000	$1,022	$3.31

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period May 1, 2014 to October 31, 2014[1]
Class I
Actual	$1,000	$1,030	$2.56
Hypothetical[2]	$1,000	$1,023	$2.55

1	Expenses are equal to the Fund’s annualized expense ratio of 0.65% and 0.50% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period).
2	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.
32

BBH INTERMEDIATE MUNICIPAL BOND FUND
CONFLICTS OF INTEREST
October 31, 2014 (unaudited)

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

FINANCIAL STATEMENTS OCTOBER 31, 2014	33

BBH INTERMEDIATE MUNICIPAL BOND FUND
CONFLICTS OF INTEREST (continued)
October 31, 2014 (unaudited)

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee and compliance with the Investment Adviser’s Code of Ethics.

34

BBH INTERMEDIATE MUNICIPAL BOND FUND
CONFLICTS OF INTEREST (continued)
October 31, 2014 (unaudited)

With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

FINANCIAL STATEMENTS OCTOBER 31, 2014	35

BBH INTERMEDIATE MUNICIPAL BOND FUND
ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2014 (unaudited)

The qualified investment income (QII) percentage for the year ended October 31, 2014 was 100%. In January 2015, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

36

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND
(unaudited)

Information pertaining to the Trustees of the BBH Trust (the “Trust”) and executive officers of the Trust is set forth below. The Statement of Additional Information for the BBH Intermediate Municipal Bond Fund includes additional information about the Fund’s Trustees and is available upon request, without charge, by contacting the Fund at 1-800-575-1265.

Name and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Date: March 3, 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006- 2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	6	None.

David P. Feldman Birth Date: November 16, 1939	Trustee	Since 2007 and 1992- 2007 with the Predecessor Trust	Retired.	6	Director of Dreyfus Mutual Funds (42 Funds).

Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012) CEO of WWIG (1992-2009).	6	Director of WWIG.

Mark M. Collins Birth Date: November 8, 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	6	Chairman of Dillon Trust Company.

John M. Tesoro Birth Date: May 23, 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (Retired in September 2012).	6	Trustee, Bridge Builder Trust (1 Fund) Director, Teton Advisors, Inc. (a registered investment adviser).

FINANCIAL STATEMENTS OCTOBER 31, 2014	37

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND
(unaudited)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships Held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Date: February 18, 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co., Director of BBH Luxembourg S.C.A. (since 1992); Director of BBH Trust Company (Cayman) Ltd. (2007 to April 2011); and BBH Investor Services (London) Ltd. (2001 to April 2011).	6	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Birth Date: April 11, 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011); President and Principal Executive Officer of the Trust (2008-2011).	6	None.

38

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND
(unaudited)

OFFICERS

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Radford W. Klotz 140 Broadway New York, NY 10005 Birth Date: December 1, 1955	President and Principal Executive Officer	Since 2011	Partner of BBH&Co. since 1995; joined BBH&Co. in 1977.

Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Date: December 10, 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.

Mark A. Egert 140 Broadway New York, NY 10005 Birth Date: May 25, 1962	Chief Compliance Officer (“CCO”); and Anti-Money Laundering Officer	Since 2011 Since 2014	Senior Vice President of BBH&Co. since June 2011; Partner at Crowell & Moring LLP (April 2010 to May 2011); and CCO of Cowen and Company (January 2005 to April 2010).

Suzan Barron 50 Post Office Square Boston, MA 02110 Birth Date: September 5, 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

Rowena Rothman 140 Broadway New York, NY 10005 Birth Date: October 24, 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Messrs. Wagner and Feldman previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.
FINANCIAL STATEMENTS OCTOBER 31, 2014	39

Administrator	Investment Adviser
Brown Brothers Harriman & Co.	Brown Brothers Harriman
140 Broadway	Mutual Fund Advisory
New York, NY 10005	Department
140 Broadway
Distributor	New York, NY 10005
Alps Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

As of the period ended October 31, 2014 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer, principal accounting officer or controller or persons performing similar functions. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics can be obtained upon request, free of charge, by calling (800) 575 - 1265.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Andrew S. Frazier and Mark M. Collins possess the attributes identified in Instruction (b) of Item 3 to Form N-CSR to each qualify as an “audit committee financial expert,” and has designated Andrew S. Frazier and Mark M. Collins as the Registrant’s audit committee financial experts. Messrs. Andrew S. Frazier and Mark M. Collins are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $150,800 for 2014 and $114,000 for 2013.

(b)

Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2014 and $0 for 2013.

(c)

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice and tax planning were $30,550 for 2014 and $29,000 for 2013.  These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d)

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $39,000 for 2014 and $47,494 for 2013.

The other services provided to the Registrant consisted of examinations pursuant to Rule 17f-2 of the Investment Company Act of 1940, as amended and filings of Form N-17f-2 “Certificate of Accounting of Securities and Similar Investments in the Custody of Management Investment Companies” with the U.S. Securities and Exchange Commission (“17f-2 Services”) in addition to audit services, tax services and 17f-2 Services provided to other series of the Registrant.

(e)(1)

Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The audit committee has delegated to its Chairman the approval of such services subject to reports to the full audit committee at its next subsequent meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0%; Tax Fees were 0%; and Other Fees were 0%.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not  including  any sub-adviser whose  role  is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $2,321,765 for 2014 and $215,032 for 2013.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable

Item 6. Investments.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's second fiscal quarter of the period covered by this Form N-CSR, that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 12(a)(2) to this Form N-CSR.
(a)(3)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BBH Trust

By: (Signature and Title)

/s/Radford W. Klotz

Radford W. Klotz

Title:  President (Principal Executive Officer)

Date: January 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/Radford W. Klotz

Radford W. Klotz

Title: President (Principal Executive Officer)

Date: January 9, 2015

By: (Signature and Title)

/s/Charles H.Schreiber

Charles H. Schreiber

Title: Treasurer (Principal Financial Officer)

Date: January 9, 2015